SHAREHOLDER LETTER

Dear Shareholder:


This annual report for Franklin Templeton International Trust, which consists of Templeton Foreign Smaller Companies Fund and Templeton Pacific Growth Fund, covers the year ended October 31, 2000.

During the reporting period, global economies generally experienced varying degrees of recovery and growth. Many European and Latin American economies expanded throughout the fiscal year, but Asian economies, which grew the fastest during the first half of the period, slowed somewhat in the second half.

Global equity markets generally performed well during the beginning of the reporting period but by spring 2000, high oil prices, rising interest rates and a meltdown in the technology-laden U.S. Nasdaq Composite Index (Nasdaq(R)), combined to rattle investors worldwide.(1) The Morgan Stanley Capital International (MSCI(R)) World Index delivered an annual return of 8.50% in local currency terms, compared to 26.94% for the previous fiscal year. Most European markets performed relatively well, with the MSCI Europe Index rising

(1) The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market-value weighted and includes over 4,800 companies (as of 10/31/00).


CONTENTS


Shareholder Letter               1

Fund Reports

  Templeton Foreign
  Smaller Companies Fund         3

  Templeton Pacific
  Growth Fund                   13

Financial Highlights &
Statements of Investments       22

Financial Statements            37

Notes to
Financial Statements            41

Independent
Auditors' Report                46

Tax Designation                 47

                        [FUND CATEGORY PYRAMID GRAPHIC]

21.40% in local currency terms. But due to the extremely weak euro, it rose by only 1.21% in U.S.-dollar terms. Asian markets suffered the worst, and the MSCI Pacific Index plummeted 5.16% in local currency terms.(2)

On the following pages, you will find detailed discussions about Templeton Foreign Smaller Companies Fund and Templeton Pacific Growth Fund. Although the Funds have different investment goals and strategies, their managers share a dedication to the principles of careful stock selection and constant professional supervision. For specific information about the Funds, including the effects of market conditions and management strategies on their performance, please refer to the Funds' reports following this letter.

Thank you for your participation in Franklin Templeton International Trust. We appreciate your support, welcome your comments, and look forward to serving your investment needs in the years to come.

Sincerely,



/s/  Rupert H. Johnson, Jr.
--------------------------------------
Rupert H. Johnson, Jr.
President
Franklin Templeton International Trust

(2) Source: Morgan Stanley Capital International. The MSCI World Index is an arithmetic average, weighted by market value, of the performance of approximately 1,450 securities listed on the stock exchanges of 22 countries including the U.S., Europe, Canada, Australia, New Zealand and the Far East. The MSCI Europe Index includes approximately 600 companies representing these 13 European countries: Austria, Belgium, Denmark, Finland, France, Germany, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. The MSCI Pacific Index includes over 400 companies and the five countries of Australia, Hong Kong, Japan, New Zealand and Singapore.

TEMPLETON FOREIGN
SMALLER COMPANIES FUND

Your Fund's Goal: Templeton Foreign Smaller Companies Fund seeks to provide long-term capital growth. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of smaller companies -- those with market capitalizations of less than $2 billion -- located outside the United States.

This annual report for Templeton Foreign Smaller Companies Fund covers the fiscal year ended October 31, 2000. If ever a year could be split into two contrasting periods, this would be it. During the early part of the reporting period, international stock markets generally performed well, driven upward by strength in the global economic environment. However, from the middle of March 2000, many stock markets declined due to rising interest rates, high oil prices, the continuing slide of the euro, corporate earnings disappointments, investor concerns that many technology and Internet valuations were unrealistic, and fears of a potential slowdown in the U.S. economy.

In Europe, merger and acquisition activity increased, the number of private companies listed on stock markets rose, and telecommunications, media and technology shares generally appreciated until the middle of March, when the tech-heavy U.S. Nasdaq Composite Index declined severely, casting a pall

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 33.

GEOGRAPHIC DISTRIBUTION
Templeton Foreign Smaller
Companies Fund
Based on Total Net Assets
10/31/00

[PIE CHART]

Europe .......................................  48.9%
Asia .........................................  23.1%
North America ................................   6.0%
Australia & New Zealand ......................   3.8%
Latin America ................................   3.2%
Mid-East & Africa ............................   0.6%
Short Term Investments & Other New Assets ....  14.4%

TOP 10 HOLDINGS

Templeton Foreign
Smaller Companies Fund
10/31/00

COMPANY                          % OF TOTAL
SECTOR, COUNTRY                  NET ASSETS
---------------                  ----------
Giordano International Ltd.         4.1%
Specialty Retail, Hong Kong

SA des Galeries Lafayette           3.0%
Multiline Retail, France

Li & Fung Ltd.                      2.5%
Textiles & Apparel,
Hong Kong

Kardex AG, Br.                      2.1%
Electronic Equipment &
Instruments, Switzerland

Dah Sing Financial
Holdings Ltd.                       2.1%
Banks, Hong Kong

GTC Transcontinental
Group Ltd., B                       2.1%
Commercial Services
& Supplies, Canada

Fletcher Challenge
Energy Ltd.                         1.7%
Oil & Gas, New Zealand

Hugo Boss AG, pfd.                  1.7%
Textiles & Apparel, Germany

Mutual Risk Management Ltd.         1.7%
Insurance, Bermuda

Geest PLC                           1.6%
Food Products, U.K.


over much of the global technology stock market.(1) In Asia, Japanese technology stocks started declining in May, with leading Internet-related companies falling 90% or more in value by the end of the period. And in Latin America, where Brazilian stocks generally appreciated, confidence in the economic fundamentals of the region began to wane toward the end of the period.

Within this environment, Templeton Foreign Smaller Companies Fund - Class A provided a +1.71% one-year cumulative total return as shown in the Performance Summary beginning on page 8. During the period, we changed our benchmark to the Salomon Brothers Global ex-U.S. less than $2 Billion Index, which delivered a total return of -6.42% during the same time.(2) This change reflects the increase in capitalization of global stock markets over the last few years and gives the Fund the opportunity to invest in a greater number of dynamic, more liquid smaller companies. The Fund's previous benchmark, the Salomon Brothers Global ex-U.S. less than $1 Billion Index, declined 9.15% during the period, while the broader Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE(R)) fell 2.66%.(3),(4)

(1) The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market. The index is market-value weighted and includes over 4,800 companies (as of 10/31/00).

(2) Source: Salomon Brothers. The Salomon Brothers Global ex-U.S. less than $2 Billion Index is designed to measure the performance of global stocks with a market capitalization of less than $2 billion and includes all developed and emerging countries except the U.S.

(3) Source: Salomon Brothers. The Salomon Brothers Global ex-U.S. less than $1 Billion Index is designed to measure the performance of global stocks with a market capitalization of less than $1 billion and includes all developed and emerging countries except the U.S.

(4) Source: Morgan Stanley Capital International. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index includes approximately 1,000 companies representing the stock markets of 20 countries in Europe, Australia, New Zealand and the Far East. The average company has a market capitalization of more than $3 billion.

     Indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

During the period, our European holdings contributed significantly to Fund performance. In the U.K., we benefited from our positions in produce and prepared foods distributor Geest, international transportation conglomerate Stagecoach, and department store chain Debenhams. On the continent, electronics manufacturer Bang & Olufsen, fashion designer Hugo Boss, drug wholesaler Gehe, industrial machinery builder Fives-Lille, and data storage producer Kardex all performed well. Although we expect to continue discovering attractively valued companies across a number of industries in Europe, we will be careful not to fall into a "value trap" by purchasing stocks that are recognized as cheap but are simply too small to be interesting to investors.

In Asia, the strong relative performance of Hong Kong holdings Li & Fung, Dah Sing Financial and Techtronic Industries all boosted the Fund's performance. Compared to the MSCI EAFE, we maintained an underweight exposure to the Japanese market when telecommunications and technology stocks soared, and were gratified to see their valuations retrench significantly over the last few months of the period. However, in Latin America, the Fund gained from its exposure to the telecommunications sector, particularly in Brazil's Telemig Celular.

Looking forward, we plan to focus on company fundamentals as the basis for stock selection. Because we believe a stock's fundamental value is of the utmost importance, we shall search for issues that trade at a discount to what we believe are a company's future earnings. Based on the divergence in valuations

TOP 10 SECTORS
Templeton Foreign
Smaller Companies Fund
10/31/00

                        % OF TOTAL
                        NET ASSETS
                        ----------
Specialty Retail           8.7%

Banks                      6.0%

Marine                     5.9%

Textiles & Apparel         5.3%

Commercial Services
& Supplies                 5.0%

Machinery                  4.4%

Chemicals                  4.0%

Multiline Retail           4.0%

Household Durables         3.1%

Electronic Equipment
& Instruments              3.0%

between small- and large-cap sectors, we feel tremendous opportunities exist for small-cap stocks globally, and we plan to continue applying our expertise and research capabilities to our bottom-up approach for undervalued equities in that sector. More specifically, we shall concentrate our search on companies able to avert the threat of pricing pressure by producing value-added rather than commodity products or services.

As you know, the outlook for the Fund is heavily dependent upon developments in foreign economies. If the performance of foreign economies improves, the Fund's holdings should do well. In our opinion, many European companies have developed a renewed focus on delivering value to shareholders, and we believe that they have the potential to deliver positive future earnings. We also believe China's agreement with the U.S. on entry into the World Trade Organization may provide interesting opportunities as direct foreign investment returns to the largest nation in Asia. And although we remain cautious about Japan's economic fundamentals, we shall continue to look for new entrepreneurial companies in that country.

Of course, investing in a Fund that seeks long-term capital growth from investments in small companies involves special risks such as relatively small revenues, limited production lines and small market share. In addition, investing in foreign markets involves special risks related to market and currency volatility, and adverse economic, social and political developments. Emerging market securities are subject to heightened risks, as well as those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Taiwan's equity market has increased 1,026% in the last 15 years, but has suffered 11 declines of more than 15% during that time.(5) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets.

Investors should also be aware that much of what occurs globally may very well depend on what happens in the U.S. Many who invest only outside the U.S. believe that since the U.S. economy has been such a catalyst in maintaining economic activity the world over, significant declines in U.S. securities could jeopardize global growth.




/s/ Simon Rudolph
------------------------------
Simon Rudolph




/s/ Peter A. Nori
------------------------------
Peter A. Nori

Portfolio Management Team
Templeton Foreign Smaller Companies Fund


(5) Source: Taiwan Weighted Index. Based on the quarterly percentage price change over 15 years ended 9/30/00. Returns are measured in U.S. dollars and do not include reinvested dividends.


This discussion reflects our views, opinions and portfolio holdings as of October 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

TEMPLETON FOREIGN
SMALLER COMPANIES FUND


PERFORMANCE SUMMARY AS OF 10/31/00

One-year total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


Class A: Subject to the current, maximum 5.75% initial sales charge. Prior to 1/2/97, Fund shares were offered at a lower initial sales charge. Thus, actual total returns would have been higher.*

Class B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

Class C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

* Past fee waivers and expense reimbursements by the Fund's manager increased the Fund's total returns.


CLASS A
One-Year Total Return                 +1.71%
Net Asset Value (NAV)                 $14.42 (10/31/00)   $14.43 (10/31/99)
Change in NAV                         -$0.01
Distributions (11/1/99-10/31/00)      Dividend Income     $0.2681

CLASS B
One-Year Total Return                 +0.91%
Net Asset Value (NAV)                 $14.28 (10/31/00)   $14.35 (10/31/99)
Change in NAV                         -$0.07
Distributions (11/1/99-10/31/00)      Dividend Income     $0.2095

CLASS C
One-Year Total Return                 +0.94%
Net Asset Value (NAV)                 $14.33 (10/31/00)   $14.36 (10/31/99)
Change in NAV                         -$0.03
Distributions (11/1/99-10/31/00)      Dividend Income     $0.1728

ADVISOR CLASS
One-Year Total Return                 +2.01%
Net Asset Value (NAV)                 $14.45 (10/31/00)   $14.45 (10/31/99)
Change in NAV                          --
Distributions (11/1/99-10/31/00)      Dividend Income     $0.3012


Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
As of 9/30/00


                                                                              SINCE
                                                                            CHANGES IN
                                                                            INVESTMENT
                                                              INCEPTION      POLICIES
CLASS A                             1-YEAR         5-YEAR     (9/20/91)     (10/1/96)(5)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)           +7.19%       +47.44%      +130.73%       +31.44%

Average Annual Total Return(2)       +1.06%        +6.81%        +8.99%        +5.50%

Value of $10,000 Investment(3)     $10,106       $13,899       $21,747       $12,385



                                                                             INCEPTION
CLASS B                                                        1-YEAR         (1/1/99)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                                       +6.33%       +23.83%

Average Annual Total Return(2)                                   +2.33%       +10.90%

Value of $10,000 Investment(3)                                 $10,233       $11,983



                                                                             INCEPTION
CLASS C                                                         1-YEAR        (7/1/98)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                                       +6.33%        +9.74%

Average Annual Total Return(2)                                   +4.25%        +3.76%

Value of $10,000 Investment(3)                                 $10,425       $10,867


                                                                               SINCE
                                                                             CHANGES IN
                                                                             INVESTMENT
                                                             INCEPTION        POLICIES
ADVISOR CLASS(4)                    1-YEAR        5-YEAR      (9/20/91)     (10/1/96)(5)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)           +7.42%       +49.72%      +134.30%       +33.48%

Average Annual Total Return(2)       +7.42%        +8.41%        +9.89%        +7.49%

Value of $10,000 Investment(3)     $10,742       $14,972       $23,430       $13,348



(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

(4) Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +22.61% and +5.59%.

(5) Effective 10/1/96, the Fund's name was changed from Franklin International Equity Fund to Templeton Foreign Smaller Companies Fund, and the Fund, which until that date invested predominantly in large capitalization foreign equity securities, shifted its emphasis to smaller capitalization foreign equity securities.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

TEMPLETON FOREIGN
SMALLER COMPANIES FUND

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charges, Fund expenses, account fees, and reinvested distributions. The unmanaged indexes differ from the Fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly in an index.

The MSCI EAFE/Salomon Brothers Global ex-U.S. less than $1 Billion Index is a proprietary index developed by the Templeton organization and reflects MSCI EAFE performance from the Fund's inception on 9/20/91 until 10/1/96, and the Salomon index performance from 10/1/96 through 10/31/00. The proprietary index attempts to reflect the Fund's original investment portfolio of large-capitalization companies until it changed its name and focus on 10/1/96. The Fund's managers now consider Salomon Brothers Global ex-U.S. less than $2 Billion Index a closer match to the Fund's investments as of 10/31/00. Going forward, the Fund's benchmark indexes will be the MSCI EAFE and the Salomon Brothers Global ex-U.S. less than $2 Billion Index, and we will no longer show the proprietary index and the Salomon Brothers Global ex-U.S. less than $1 Billion Index.


AVERAGE ANNUAL TOTAL RETURN
10/31/00

CLASS A
-----------------------------------------
1-Year                             -4.13%

5-Year                             +6.26%

Since Inception (9/20/91)          +8.22%

                          CLASS A (9/20/91 - 10/31/00)
                                    [GRAPH]


The following line graph compares the performance of Templeton Foreign Smaller Companies Fund's Class A shares to that of the MSCI EAFE Index, the Salomon Brothers Global ex-U.S. less than $2 Billion Index and the MSCI EAFE/Salomon Brothers Global ex-U.S. less than $1 Billion Index based on a $10,000 investment from 9/20/91 to 10/31/00.


                          Templeton        MSCI EAFE Index      Salomon Global            MSCI
                       Foreign Smaller                          ex US less than       EAFE/Salomon
                      Companies Fund -                         $2 Billion Index       Global ex US
                           Class A                                                    less than $1
                                                                                     Billion Index
          09/20/91         $9,426              $10,000              $10,000             $10,000
          09/30/91         $9,444              $10,189              $10,216             $10,189
          10/31/91         $9,482              $10,336              $10,307             $10,336
          11/30/91         $9,397               $9,856              $9,740               $9,856
          12/31/91         $9,773              $10,369              $10,099             $10,369
          01/31/92         $9,887              $10,150              $10,012             $10,150
          02/29/92         $9,982               $9,790              $9,862               $9,790
          03/31/92         $9,593               $9,146              $9,264               $9,146
          04/30/92         $9,811               $9,192              $9,373               $9,192
          05/31/92         $10,333              $9,810              $10,027              $9,810
          06/30/92         $10,139              $9,348              $9,651               $9,348
          07/31/92         $9,908               $9,111              $9,142               $9,111
          08/31/92         $9,966               $9,686              $9,532               $9,686
          09/30/92         $9,803               $9,498              $9,222               $9,498
          10/31/92         $9,620               $9,002              $8,720               $9,002
          11/30/92         $9,774               $9,090              $8,700               $9,090
          12/31/92         $9,860               $9,140              $8,784               $9,140
          01/31/93         $9,715               $9,142              $8,847               $9,142
          02/28/93         $9,889               $9,420              $9,164               $9,420
          03/31/93         $10,121             $10,245              $10,077             $10,245
          04/30/93         $10,497             $11,220              $11,065             $11,220
          05/31/93         $10,825             $11,460              $11,626             $11,460
          06/30/93         $10,480             $11,284              $11,184             $11,284
          07/31/93         $10,659             $11,681              $11,535             $11,681
          08/31/93         $11,338             $12,314              $12,135             $12,314
          09/30/93         $11,298             $12,039              $11,904             $12,039
          10/31/93         $12,256             $12,413              $11,993             $12,413
          11/30/93         $11,907             $11,330              $11,071             $11,330
          12/31/93         $13,116             $12,151              $11,880             $12,151
          01/31/94         $14,099             $13,181              $12,951             $13,181
          02/28/94         $13,868             $13,147              $13,007             $13,147
          03/31/94         $13,377             $12,583              $12,722             $12,583
          04/30/94         $13,477             $13,120              $13,176             $13,120
          05/31/94         $13,527             $13,048              $12,950             $13,048
          06/30/94         $13,147             $13,236              $13,112             $13,236
          07/31/94         $13,695             $13,365              $13,331             $13,365
          08/31/94         $14,111             $13,685              $13,575             $13,685
          09/30/94         $13,787             $13,256              $13,242             $13,256
          10/31/94         $14,040             $13,701              $13,426             $13,701
          11/30/94         $13,340             $13,046              $12,586             $13,046
          12/31/94         $13,101             $13,130              $12,719             $13,130
          01/31/95         $12,780             $12,629              $12,290             $12,629
          02/28/95         $12,983             $12,596              $12,190             $12,596
          03/31/95         $12,941             $13,386              $12,648             $13,386
          04/30/95         $13,539             $13,893              $13,032             $13,893
          05/31/95         $13,806             $13,731              $12,872             $13,731
          06/30/95         $14,156             $13,493              $12,711             $13,493
          07/31/95         $14,826             $14,336              $13,448             $14,336
          08/31/95         $14,394             $13,793              $13,124             $13,793
          09/30/95         $14,750             $14,066              $13,170             $14,066
          10/31/95         $14,286             $13,692              $12,749             $13,692
          11/30/95         $14,351             $14,077              $12,920             $14,077
          12/31/95         $14,504             $14,647              $13,407             $14,647
          01/31/96         $15,024             $14,710              $13,836             $14,710
          02/29/96         $15,438             $14,763              $13,975             $14,763
          03/31/96         $15,674             $15,080              $14,270             $15,080
          04/30/96         $16,147             $15,522              $15,017             $15,522
          05/31/96         $16,384             $15,239              $14,864             $15,239
          06/30/96         $16,438             $15,329              $14,843             $15,329
          07/31/96         $15,912             $14,885              $14,228             $14,885
          08/31/96         $16,306             $14,921              $14,416             $14,921
          09/30/96         $16,509             $15,320              $14,550             $15,320
          10/31/96         $16,927             $15,167              $14,534             $15,336
          11/30/96         $17,393             $15,774              $14,836             $15,630
          12/31/96         $18,011             $15,575              $14,575             $15,363
          01/31/97         $18,164             $15,033              $14,539             $15,474
          02/28/97         $18,432             $15,283              $14,866             $15,839
          03/31/97         $18,535             $15,342              $14,575             $15,493
          04/30/97         $18,343             $15,427              $14,352             $15,190
          05/31/97         $18,930             $16,434              $15,141             $16,005
          06/30/97         $19,635             $17,344              $15,495             $16,343
          07/31/97         $19,827             $17,629              $15,308             $16,101
          08/31/97         $19,943             $16,316              $14,467             $15,254
          09/30/97         $20,880             $17,232              $14,574             $15,286
          10/31/97         $19,339             $15,912              $13,669             $14,369
          11/30/97         $18,787             $15,753              $12,796             $13,317
          12/31/97         $18,534             $15,895              $12,434             $12,912
          01/31/98         $18,057             $16,626              $12,674             $13,189
          02/28/98         $19,531             $17,697              $13,691             $14,298
          03/31/98         $20,404             $18,246              $14,236             $14,800
          04/30/98         $20,663             $18,393              $14,289             $14,850
          05/31/98         $20,336             $18,309              $14,023             $14,549
          06/30/98         $19,443             $18,452              $13,374             $13,811
          07/31/98         $19,182             $18,644              $13,101             $13,516
          08/31/98         $16,634             $16,337              $11,161             $11,525
          09/30/98         $16,209             $15,841              $11,117             $11,521
          10/31/98         $16,908             $17,496              $12,009             $12,321
          11/30/98         $17,470             $18,397              $12,447             $12,844
          12/31/98         $17,326             $19,127              $12,599             $13,076
          01/31/99         $16,922             $19,076              $12,424             $12,872
          02/28/99         $16,810             $18,626              $12,234             $12,684
          03/31/99         $17,743             $19,408              $13,123             $13,659
          04/30/99         $19,470             $20,198              $14,281             $15,005
          05/31/99         $19,192             $19,162              $13,988             $14,766
          06/30/99         $20,205             $19,913              $14,872             $15,785
          07/31/99         $20,680             $20,510              $15,222             $16,124
          08/31/99         $20,890             $20,590              $15,486             $16,471
          09/30/99         $20,289             $20,802              $15,322             $16,825
          10/31/99         $20,191             $21,586              $15,224             $16,648
          11/30/99         $20,442             $22,342              $15,588             $16,980
          12/31/99         $21,704             $24,351              $16,425             $17,759
          01/31/00         $21,421             $22,807              $16,450             $17,999
          02/29/00         $21,449             $23,425              $16,866             $18,611
          03/31/00         $22,625             $24,338              $16,945             $18,600
          04/30/00         $21,917             $23,063              $15,718             $17,078
          05/31/00         $21,888             $22,505              $15,443             $16,663
          06/30/00         $23,029             $23,389              $16,392             $17,678
          07/31/00         $22,858             $22,414              $15,746             $16,962
          08/31/00         $23,043             $22,613              $16,217             $17,442
          09/30/00         $21,747             $21,517              $15,381             $16,497
          10/31/00         $20,537             $21,013              $14,246             $15,126

Past performance does not guarantee future results.

CLASS B (1/1/99 - 10/31/00)
          [GRAPH]

The following line graph compares the performance of Templeton Foreign Smaller Companies Fund's Class B shares to that of the MSCI EAFE Index, the Salomon Brothers Global ex-U.S. less than $2 Billion Index and the Salomon Brothers Global ex-U.S. less than $1 Billion Index based on a $10,000 investment from 1/1/99 to 10/31/00.

                           Templeton         MSCI EAFE Index       Salomon Global        Salomon Global
                        Foreign Smaller                            ex US less than      ex US less than
                       Companies Fund -                           $2 Billion Index      $1 Billion Index
                            Class B
          01/01/99          $10,000              $10,000               $10,000              $10,000
          01/31/99          $9,767                $9,973               $9,879                $9,864
          02/28/99          $9,703                $9,738               $9,728                $9,720
          03/31/99          $10,233              $10,147               $10,435              $10,467
          04/30/99          $11,198              $10,560               $11,355              $11,498
          05/31/99          $11,037              $10,018               $11,122              $11,316
          06/30/99          $11,613              $10,411               $11,825              $12,096
          07/31/99          $11,880              $10,723               $12,103              $12,356
          08/31/99          $12,001              $10,765               $12,314              $12,563
          09/30/99          $11,646              $10,876               $12,183              $12,368
          10/31/99          $11,581              $11,286               $12,105              $12,238
          11/30/99          $11,718              $11,681               $12,395              $12,482
          12/31/99          $12,426              $12,731               $13,060              $13,055
          01/31/00          $12,263              $11,924               $13,080              $13,231
          02/29/00          $12,271              $12,247               $13,411              $13,681
          03/31/00          $12,932              $12,724               $13,474              $13,673
          04/30/00          $12,516              $12,058               $12,498              $12,554
          05/31/00          $12,492              $11,766               $12,280              $12,249
          06/30/00          $13,136              $12,228               $13,034              $12,995
          07/31/00          $13,029              $11,718               $12,520              $12,469
          08/31/00          $13,127              $11,823               $12,894              $12,822
          09/30/00          $12,383              $11,249               $12,230              $12,127
          10/31/00          $11,287              $10,986               $11,328              $11,119

CLASS C (7/1/98 - 10/31/00)
          [GRAPH]

The following line graph compares the performance of Templeton Foreign Smaller Companies Fund's Class C shares to that of the MSCI EAFE Index, the Salomon Brothers Global ex-U.S. less than $2 Billion Index and the Salomon Brothers Global ex-U.S. less than $1 Billion Index based on a $10,000 investment from 7/1/98 to 10/31/00.

                           Templeton         MSCI EAFE Index       Salomon Global        Salomon Global
                        Foreign Smaller                            ex US less than      ex US less than
                       Companies Fund -                           $2 Billion Index      $1 Billion Index
                            Class C
          07/01/98          $9,903               $10,000               $10,000              $10,000
          07/31/98          $9,743               $10,104               $9,802                $9,793
          08/31/98          $8,441                $8,854               $8,351                $8,350
          09/30/98          $8,225                $8,585               $8,318                $8,348
          10/31/98          $8,573                $9,482               $8,985                $8,927
          11/30/98          $8,852                $9,970               $9,313                $9,307
          12/31/98          $8,782               $10,366               $9,427                $9,474
          01/31/99          $8,570               $10,338               $9,296                $9,326
          02/28/99          $8,507               $10,094               $9,154                $9,190
          03/31/99          $8,965               $10,518               $9,819                $9,897
          04/30/99          $9,833               $10,946               $10,685              $10,872
          05/31/99          $9,685               $10,385               $10,466              $10,699
          06/30/99          $10,192              $10,792               $11,128              $11,437
          07/31/99          $10,425              $11,116               $11,389              $11,683
          08/31/99          $10,531              $11,159               $11,587              $11,878
          09/30/99          $10,220              $11,274               $11,464              $11,694
          10/31/99          $10,156              $11,699               $11,391              $11,571
          11/30/99          $10,284              $12,108               $11,663              $11,801
          12/31/99          $10,911              $13,197               $12,290              $12,343
          01/31/00          $10,761              $12,360               $12,308              $12,510
          02/29/00          $10,768              $12,695               $12,619              $12,935
          03/31/00          $11,352              $13,190               $12,679              $12,927
          04/30/00          $10,982              $12,499               $11,761              $11,870
          05/31/00          $10,961              $12,197               $11,555              $11,581
          06/30/00          $11,525              $12,676               $12,264              $12,287
          07/31/00          $11,432              $12,147               $11,781              $11,789
          08/31/00          $11,518              $12,256               $12,133              $12,123
          09/30/00          $10,867              $11,661               $11,509              $11,466
          10/31/00          $10,252              $11,388               $10,659              $10,513


AVERAGE ANNUAL TOTAL RETURN
10/31/00

CLASS B
--------------------------------------
1-Year                          -3.07%

Since Inception (1/1/99)        +6.83%


AVERAGE ANNUAL TOTAL RETURN
10/31/00

CLASS C
-------------------------------------
1-Year                         -1.09%

Since Inception (7/1/98)       +1.07%

Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN
10/31/00

ADVISOR CLASS**
-----------------------------------------
1-Year                             +2.01%

5-Year                             +7.88%

Since Inception (9/20/91)          +9.12%

                      ADVISOR CLASS (9/20/91 - 10/31/00)**
                                    [GRAPH]


The following line graph compares the performance of Templeton Foreign Smaller Companies Fund's Advisor Class shares to that of the MSCI EAFE Index, the Salomon Brothers Global ex-U.S. less than $2 Billion Index and the MSCI EAFE/Salomon Brothers Global ex-U.S. less than $1 Billion Index based on a $10,000 investment from 9/20/91 to 10/31/00.

                           Templeton         MSCI EAFE Index       Salomon Global             MSCI
                        Foreign Smaller                            ex US less than        EAFE/Salomon
                       Companies Fund -                           $2 Billion Index        Global ex US
                            Advisor                                                       less than $1
                                                                                         Billion Index
          09/20/91          $10,000              $10,000               $10,000              $10,000
          09/30/91          $10,020              $10,189               $10,216              $10,189
          10/31/91          $10,060              $10,336               $10,307              $10,336
          11/30/91          $9,970                $9,856               $9,740                $9,856
          12/31/91          $10,369              $10,369               $10,099              $10,369
          01/31/92          $10,490              $10,150               $10,012              $10,150
          02/29/92          $10,590               $9,790               $9,862                $9,790
          03/31/92          $10,177               $9,146               $9,264                $9,146
          04/30/92          $10,409               $9,192               $9,373                $9,192
          05/31/92          $10,963               $9,810               $10,027               $9,810
          06/30/92          $10,757               $9,348               $9,651                $9,348
          07/31/92          $10,512               $9,111               $9,142                $9,111
          08/31/92          $10,573               $9,686               $9,532                $9,686
          09/30/92          $10,400               $9,498               $9,222                $9,498
          10/31/92          $10,207               $9,002               $8,720                $9,002
          11/30/92          $10,370               $9,090               $8,700                $9,090
          12/31/92          $10,461               $9,140               $8,784                $9,140
          01/31/93          $10,307               $9,142               $8,847                $9,142
          02/28/93          $10,492               $9,420               $9,164                $9,420
          03/31/93          $10,737              $10,245               $10,077              $10,245
          04/30/93          $11,136              $11,220               $11,065              $11,220
          05/31/93          $11,484              $11,460               $11,626              $11,460
          06/30/93          $11,118              $11,284               $11,184              $11,284
          07/31/93          $11,309              $11,681               $11,535              $11,681
          08/31/93          $12,029              $12,314               $12,135              $12,314
          09/30/93          $11,987              $12,039               $11,904              $12,039
          10/31/93          $13,003              $12,413               $11,993              $12,413
          11/30/93          $12,633              $11,330               $11,071              $11,330
          12/31/93          $13,915              $12,151               $11,880              $12,151
          01/31/94          $14,958              $13,181               $12,951              $13,181
          02/28/94          $14,713              $13,147               $13,007              $13,147
          03/31/94          $14,192              $12,583               $12,722              $12,583
          04/30/94          $14,298              $13,120               $13,176              $13,120
          05/31/94          $14,351              $13,048               $12,950              $13,048
          06/30/94          $13,948              $13,236               $13,112              $13,236
          07/31/94          $14,530              $13,365               $13,331              $13,365
          08/31/94          $14,971              $13,685               $13,575              $13,685
          09/30/94          $14,627              $13,256               $13,242              $13,256
          10/31/94          $14,896              $13,701               $13,426              $13,701
          11/30/94          $14,153              $13,046               $12,586              $13,046
          12/31/94          $13,899              $13,130               $12,719              $13,130
          01/31/95          $13,559              $12,629               $12,290              $12,629
          02/28/95          $13,775              $12,596               $12,190              $12,596
          03/31/95          $13,729              $13,386               $12,648              $13,386
          04/30/95          $14,364              $13,893               $13,032              $13,893
          05/31/95          $14,648              $13,731               $12,872              $13,731
          06/30/95          $15,019              $13,493               $12,711              $13,493
          07/31/95          $15,729              $14,336               $13,448              $14,336
          08/31/95          $15,271              $13,793               $13,124              $13,793
          09/30/95          $15,649              $14,066               $13,170              $14,066
          10/31/95          $15,156              $13,692               $12,749              $13,692
          11/30/95          $15,225              $14,077               $12,920              $14,077
          12/31/95          $15,388              $14,647               $13,407              $14,647
          01/31/96          $15,940              $14,710               $13,836              $14,710
          02/29/96          $16,379              $14,763               $13,975              $14,763
          03/31/96          $16,629              $15,080               $14,270              $15,080
          04/30/96          $17,131              $15,522               $15,017              $15,522
          05/31/96          $17,382              $15,239               $14,864              $15,239
          06/30/96          $17,439              $15,329               $14,843              $15,329
          07/31/96          $16,882              $14,885               $14,228              $14,885
          08/31/96          $17,300              $14,921               $14,416              $14,921
          09/30/96          $17,515              $15,320               $14,550              $15,320
          10/31/96          $17,959              $15,167               $14,534              $15,336
          11/30/96          $18,453              $15,774               $14,836              $15,630
          12/31/96          $19,108              $15,575               $14,575              $15,363
          01/31/97          $19,408              $15,033               $14,539              $15,474
          02/28/97          $19,695              $15,283               $14,866              $15,839
          03/31/97          $19,817              $15,342               $14,575              $15,493
          04/30/97          $19,599              $15,427               $14,352              $15,190
          05/31/97          $20,240              $16,434               $15,141              $16,005
          06/30/97          $21,005              $17,344               $15,495              $16,343
          07/31/97          $21,226              $17,629               $15,308              $16,101
          08/31/97          $21,349              $16,316               $14,467              $15,254
          09/30/97          $22,378              $17,232               $14,574              $15,286
          10/31/97          $20,718              $15,912               $13,669              $14,369
          11/30/97          $20,127              $15,753               $12,796              $13,317
          12/31/97          $19,847              $15,895               $12,434              $12,912
          01/31/98          $19,335              $16,626               $12,674              $13,189
          02/28/98          $20,913              $17,697               $13,691              $14,298
          03/31/98          $21,863              $18,246               $14,236              $14,800
          04/30/98          $22,140              $18,393               $14,289              $14,850
          05/31/98          $21,804              $18,309               $14,023              $14,549
          06/30/98          $20,831              $18,452               $13,374              $13,811
          07/31/98          $20,567              $18,644               $13,101              $13,516
          08/31/98          $17,835              $16,337               $11,161              $11,525
          09/30/98          $17,395              $15,841               $11,117              $11,521
          10/31/98          $18,129              $17,496               $12,009              $12,321
          11/30/98          $18,745              $18,397               $12,447              $12,844
          12/31/98          $18,590              $19,127               $12,599              $13,076
          01/31/99          $18,171              $19,076               $12,424              $12,872
          02/28/99          $18,052              $18,626               $12,234              $12,684
          03/31/99          $19,053              $19,408               $13,123              $13,659
          04/30/99          $20,907              $20,198               $14,281              $15,005
          05/31/99          $20,608              $19,162               $13,988              $14,766
          06/30/99          $21,705              $19,913               $14,872              $15,785
          07/31/99          $22,230              $20,510               $15,222              $16,124
          08/31/99          $22,454              $20,590               $15,486              $16,471
          09/30/99          $21,808              $20,802               $15,322              $16,825
          10/31/99          $21,703              $21,586               $15,224              $16,648
          11/30/99          $21,987              $22,342               $15,588              $16,980
          12/31/99          $23,333              $24,351               $16,425              $17,759
          01/31/00          $23,044              $22,807               $16,450              $17,999
          02/29/00          $23,074              $23,425               $16,866              $18,611
          03/31/00          $24,352              $24,338               $16,945              $18,600
          04/30/00          $23,590              $23,063               $15,718              $17,078
          05/31/00          $23,559              $22,505               $15,443              $16,663
          06/30/00          $24,786              $23,389               $16,392              $17,678
          07/31/00          $24,603              $22,414               $15,746              $16,962
          08/31/00          $24,817              $22,613               $16,217              $17,442
          09/30/00          $23,422              $21,517               $15,381              $16,497
          10/31/00          $22,142              $21,013               $14,246              $15,126

* Sources: Morgan Stanley Capital International; Salomon Brothers. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index includes approximately 1,000 companies representing the stock markets of 20 countries in Europe, Australia, New Zealand and the Far East. The average company has a market capitalization of more than $3 billion. The Salomon Brothers Global ex-U.S. less than $1 Billion Index is designed to measure the performance of global stocks with a market capitalization of less than $1 billion and includes all developed and emerging countries except the U.S. The Salomon Brothers Global ex-U.S. less than $2 Billion Index is designed to measure the performance of global stocks with a market capitalization of less than $2 billion and includes all developed and emerging countries except the U.S.

** Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class.

Past performance does not guarantee future results.

TEMPLETON PACIFIC GROWTH FUND

Your Fund's Goal: Templeton Pacific Growth Fund seeks to provide long-term capital growth. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities that trade on Pacific Rim markets, as defined in the Fund's prospectus, and are issued by companies that have their principal activities in the Pacific Rim.


This annual report for Templeton Pacific Growth Fund covers the fiscal year ended October 31, 2000. Many Asian economies performed well during the first part of the 12 months under review, but grew at a slower pace for the remainder of the period. Asian equity markets, which began the reporting period with such great promise, also began to unravel substantially. However, this differed from the 1998 Asian stock market crisis because prices declined slowly and did not collapse.

The Japanese stock market lost ground, with the Topix Index declining 15.26% during the 12 months under review and 21.17% from its high in February 2000.1 Contributing to this


TOP 10 SECTORS
TEMPLETON PACIFIC GROWTH FUND
10/31/00

                                  % OF TOTAL
                                  NET ASSETS
--------------------------------------------
Banks                              13.2%

Real Estate                         8.3%

Household Durables                  4.9%

Diversified Financials              4.4%

Electrical Equipment                3.7%

Diversified
Telecommunication Services          3.6%

Construction Materials              2.4%

Metals & Mining                     2.2%

Airlines                            2.0%

Trading Companies
& Distributors                      2.0%

(1) Source: Topix Index. The Topix Index is a market capitalization-weighted index that includes 150 highly liquid securities selected from each major sector of the Tokyo market. The index represents approximately 70% of the market value of the Japanese equity market.


     The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 25.

GEOGRAPHIC DISTRIBUTION
Templeton Pacific Growth Fund
Based on Total Net Assets

Hong Kong.............................................  18.6%
Japan.................................................  17.9%
Singapore.............................................  12.9%
South Korea...........................................   5.0%
Malaysia..............................................   3.7%
Australia.............................................   2.0%
India.................................................   1.6%
New Zealand...........................................   1.4%
Indonesia.............................................   0.7%
Philippines...........................................   0.5%
China.................................................   0.4%
Thailand..............................................   0.3%
Short Term Investments & Other Net Assets.............  35.0%


selloff was a banking system suffering from extravagant non-performing loans, efforts of the Japanese government to unload a huge chunk of Nippon Telegraph and Telephone, and the global meltdown of technology stocks, with prices of some leading Internet-related companies falling 90% or more.

Unlike Japan, Hong Kong's equity market produced a significant gain by rising 14.51% during the Fund's fiscal year due primarily to surging exports to China. But even Hong Kong stocks suffered from the plunge in U.S. technology and telecommunications stocks and rising short-term interest rates, and the Hang Seng Index dropped sharply from its 1999 highs.(2) The performance of Singapore's equity market also lagged from January through October 2000 after a strong 1999. But even though the nation's exports to the U.S. electronics market are expected to slow, its economic fundamentals appeared to exhibit signs of resilience.

Within this environment, Templeton Pacific Growth Fund - Class A had a -18.33% one-year cumulative total return as shown in the Performance Summary beginning on page 18. The Fund's benchmark, the Morgan Stanley Capital International
(MSCI) Pacific Index, produced a -10.34% total return for the same period.(3)


(2) Source: Hang Seng Index. The Hang Seng Index is a capitalization-weighted index of 33 companies that represent approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong. The components of the index are divided into four subindexes: Commerce and Industry, Finance, Utilities and Properties.

(3) Source: Morgan Stanley Capital International. The unmanaged MSCI Pacific Index includes over 400 companies and the five countries of Australia, Hong Kong, Japan, New Zealand and Singapore. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

During the year under review, the Fund remained predominantly invested in Japan, Hong Kong and Singapore. We initially increased our Japanese holdings but decreased our weighting in that country as Japanese stocks started to weaken. By the end of the period under review, our Japan holdings represented 17.9% of total net assets, compared with 20.4% on October 31, 1999. Even before Japanese technology stocks started to decline, we trimmed our shares in Sony and reinvested the proceeds in Toshiba, a global supplier of semiconductors. We also participated in Japan's pharmaceutical industry, one of the country's few sectors that performed well, by purchasing shares in Ono Pharmaceutical, a developer of respiratory and heart medications.

In Hong Kong, we added to our position in Hutchison Whampoa, one of our top holdings, because of its substantial stake in VoiceStream Wireless in the U.S. and its winning bid for the largest mobile telecommunications license in the U.K. And when technology stocks took a nosedive in the spring of 2000, we purchased shares in Creative Technology, a Singaporean electronics company that specializes in multimedia solutions for PCs. In our opinion, it is poised to benefit from increasing demand for audio and personal digital entertainment products worldwide.


TOP 10 HOLDINGS
TEMPLETON PACIFIC GROWTH FUND
10/31/00

COMPANY                             % OF TOTAL
SECTOR, COUNTRY                     NET ASSETS
----------------------------------------------
Johnson Electric
Holdings Ltd.                         3.7%
Electrical Equipment,
Hong Kong

City Developments Ltd.                3.6%
Real Estate, Singapore

Overseas Union Bank Ltd.              3.1%
Banks, Singapore

DBS Group Holdings Ltd.               2.9%
Banks, Singapore

HSBC Holdings PLC                     2.9%
Banks, Hong Kong

Matsushita Electrical
Industrial Co. Ltd.                   2.7%
Household Durables, Japan

Commerce
Asset-Holding Bhd.                    2.3%
Banks, Malaysia

Cheung Kong Holdings Ltd.             2.3%
Real Estate, Hong Kong

Singapore Airlines Ltd.               2.0%
Airlines, Singapore

Nomura Securities Co. Ltd.            2.0%
Diversified Financials, Japan

Looking forward, we are monitoring the reaction of Asian markets to a slowdown in the U.S. economy and the effects of rising oil prices on international trade. But we are optimistic about long-term prospects for equity securities trading in Pacific Rim markets and for Templeton Pacific Growth Fund. We believe there may be significant volatility in the near future, but it could present our analysts with unique opportunities to discover undervalued stocks with the potential to provide attractive long-term returns for Fund shareholders.

Of course, it is important to remember that investing in foreign markets concentrated in a single region involves special considerations not associated with more broadly diversified investments, such as market and currency volatility, and adverse economic, social and political developments in the region and countries where the Fund invests. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of those markets. In addition, investing in an emerging market means accepting a certain amount of volatility, and, in some cases, the consequences of severe market corrections. For example, Taiwan's equity market has increased 1,026% in the last 15 years, but has suffered 11 declines of more than 15% during that time.(4) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets.



/s/ William Howard
-------------------------------
William Howard



/s/ Mark R. Beveridge
-------------------------------
Mark R. Beveridge



/s/ Peter A. Nori
-------------------------------
Peter A. Nori

Portfolio Management Team
Templeton Pacific Growth Fund


(4) Source: Taiwan Weighted Index. Based on the quarterly percentage price change over 15 years ended 9/30/00. Returns are measured in U.S. dollars and do not include reinvested dividends.


This discussion reflects our views, opinions and portfolio holdings as of October 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

TEMPLETON PACIFIC
GROWTH FUND


PERFORMANCE SUMMARY AS OF 10/31/00

One-year total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 1/2/97, Fund shares were offered at a lower initial sales charge. Thus, actual total returns would have been higher.*

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*Past fee waivers and expense reimbursements by the Fund's manager increased the Fund's total returns.

CLASS A
One-Year Total Return               -18.33%
Net Asset Value (NAV)               $8.33 (10/31/00)          $10.20 (10/31/99)
Change in NAV                       -$1.87

CLASS C
One-Year Total Return               -19.11%
Net Asset Value (NAV)               $8.21 (10/31/00)          $10.15 (10/31/99)
Change in NAV                       -$1.94

ADVISOR CLASS
One-Year Total Return               -18.14%
Net Asset Value (NAV)               $8.44 (10/31/00)          $10.31 (10/31/99)
Change in NAV                       -$1.87

              Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00


                                                                    INCEPTION
CLASS A                                      1-YEAR     5-YEAR      (9/20/91)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     -11.40%    -31.63%      +11.58%

Average Annual Total Return(2)                 -16.53%     -8.42%       +0.56%

Value of $10,000 Investment(3)                 $8,347     $6,443       $10,517



                                                                    INCEPTION
CLASS C                                      1-YEAR     3-YEAR      (1/2/97)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     -11.95%    -34.43%      -40.01%

Average Annual Total Return(2)                 -13.69%    -13.42%      -12.97%

Value of $10,000 Investment(3)                 $8,631     $6,491       $5,940



                                                                    INCEPTION
ADVISOR CLASS(4)                               1-YEAR     5-YEAR      (9/20/91)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     -10.89%    -30.07%      +14.12%

Average Annual Total Return(2)                 -10.89%     -6.90%       +1.47%

Value of $10,000 Investment(3)                 $8,911     $6,993       $11,412



(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

(4) Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -37.57% and -11.81%.



Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

TEMPLETON PACIFIC
GROWTH FUND


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.



AVERAGE ANNUAL TOTAL RETURN
10/31/00

CLASS A
--------------------------------------------------------------------------------
1-Year                                                               -23.08%

5-Year                                                                -8.97%

Since Inception (9/20/91)                                             -0.22%


AVERAGE ANNUAL TOTAL RETURN
10/31/00

CLASS C
--------------------------------------------------------------------------------
1-Year                                                                 -20.70%

3-Year                                                                  -8.38%

Since Inception (1/2/97)                                               -14.37%

CLASS A (9/20/91-10/31/00)
         [GRAPH}

The following line graph compares the performance of Templeton Pacific Growth Fund's Class A shares to that of the MSCI Pacific Index based on a $10,000 investment from 9/20/91 to 10/31/00.

                            TEMPLETON PACIFIC
         DATE                GROWTH FUND - A        MSCI PACIFIC INDEX
-------------------------------------------------------------------------
        09/20/91                 $ 9,426                 $10,000
        09/30/91                 $ 9,444                 $10,263
        10/31/91                 $ 9,482                 $10,701
        11/30/91                 $ 9,426                 $10,015
        12/31/91                 $ 9,768                 $10,325
        01/31/92                 $ 9,816                 $ 9,926
        02/29/92                 $10,015                 $ 9,232
        03/31/92                 $ 9,816                 $ 8,356
        04/30/92                 $ 9,968                 $ 7,975
        05/31/92                 $10,452                 $ 8,599
        06/30/92                 $10,819                 $ 7,925
        07/31/92                 $10,160                 $ 7,816
        08/31/92                 $ 9,893                 $ 8,888
        09/30/92                 $ 9,931                 $ 8,687
        10/31/92                 $10,409                 $ 8,382
        11/30/92                 $10,313                 $ 8,542
        12/31/92                 $10,125                 $ 8,446
        01/31/93                 $10,293                 $ 8,432
        02/28/93                 $10,718                 $ 8,843
        03/31/93                 $10,718                 $ 9,912
        04/30/93                 $11,458                 $11,493
        05/31/93                 $12,012                 $11,830
        06/30/93                 $11,757                 $11,639
        07/31/93                 $12,007                 $12,329
        08/31/93                 $12,725                 $12,695
        09/30/93                 $12,865                 $12,221
        10/31/93                 $14,412                 $12,495
        11/30/93                 $14,342                 $10,735
        12/31/93                 $16,294                 $11,485
        01/31/94                 $16,465                 $12,816
        02/28/94                 $15,941                 $13,148
        03/31/94                 $14,693                 $12,424
        04/30/94                 $14,904                 $12,963
        05/31/94                 $15,599                 $13,273
        06/30/94                 $15,114                 $13,709
        07/31/94                 $15,520                 $13,417
        08/31/94                 $16,210                 $13,652
        09/30/94                 $15,530                 $13,312
        10/31/94                 $15,631                 $13,650
        11/30/94                 $14,464                 $12,890
        12/31/94                 $14,553                 $12,979
        01/31/95                 $13,295                 $12,161
        02/28/95                 $13,898                 $11,862
        03/31/95                 $14,293                 $12,775
        04/30/95                 $14,470                 $13,321
        05/31/95                 $15,021                 $12,791
        06/30/95                 $14,744                 $12,251
        07/31/95                 $15,340                 $13,137
        08/31/95                 $15,152                 $12,644
        09/30/95                 $15,382                 $12,763
        10/31/95                 $14,775                 $12,144
        11/30/95                 $14,786                 $12,743
        12/31/95                 $15,404                 $13,367
        01/31/96                 $16,589                 $13,391
        02/29/96                 $16,523                 $13,242
        03/31/96                 $16,434                 $13,650
        04/30/96                 $17,132                 $14,348
        05/31/96                 $17,154                 $13,728
        06/30/96                 $16,917                 $13,733
        07/31/96                 $16,033                 $13,104
        08/31/96                 $16,350                 $12,761
        09/30/96                 $16,735                 $13,180
        10/31/96                 $16,429                 $12,569
        11/30/96                 $17,381                 $12,913
        12/31/96                 $17,229                 $12,244
        01/31/97                 $16,921                 $11,215
        02/28/97                 $16,990                 $11,451
        03/31/97                 $16,192                 $11,033
        04/30/97                 $16,261                 $11,265
        05/31/97                 $17,399                 $12,368
        06/30/97                 $17,565                 $13,137
        07/31/97                 $18,033                 $12,824
        08/31/97                 $15,534                 $11,554
        09/30/97                 $15,853                 $11,512
        10/31/97                 $12,418                 $10,115
        11/30/97                 $11,368                 $ 9,560
        12/31/97                 $10,720                 $ 9,141
        01/31/98                 $10,010                 $ 9,638
        02/28/98                 $11,254                 $ 9,985
        03/31/98                 $11,126                 $ 9,436
        04/30/98                 $10,429                 $ 9,251
        05/31/98                 $ 9,231                 $ 8,625
        06/30/98                 $ 8,478                 $ 8,609
        07/31/98                 $ 8,431                 $ 8,461
        08/31/98                 $ 7,041                 $ 7,461
        09/30/98                 $ 7,520                 $ 7,438
        10/31/98                 $ 9,143                 $ 8,728
        11/30/98                 $ 9,809                 $ 9,130
        12/31/98                 $ 9,835                 $ 9,386
        01/31/99                 $ 9,517                 $ 9,455
        02/28/99                 $ 9,294                 $ 9,272
        03/31/99                 $ 9,894                 $10,442
        04/30/99                 $11,893                 $11,142
        05/31/99                 $11,482                 $10,480
        06/30/99                 $12,635                 $11,446
        07/31/99                 $12,599                 $12,320
        08/31/99                 $12,293                 $12,196
        09/30/99                 $11,870                 $12,761
        10/31/99                 $12,011                 $13,256
        11/30/99                 $12,905                 $13,916
        12/31/99                 $14,105                 $14,828
        01/31/00                 $13,164                 $14,115
        02/29/00                 $12,682                 $13,807
        03/31/00                 $13,235                 $14,766
        04/30/00                 $12,258                 $13,742
        05/31/00                 $10,858                 $12,945
        06/30/00                 $11,835                 $13,945
        07/31/00                 $11,376                 $12,619
        08/31/00                 $11,588                 $13,308
        09/30/00                 $10,517                 $12,608
        10/31/00                 $ 9,799                 $11,886

CLASS C (1/29/97 - 10/31/00)
         [GRAPH]

The following line graph compares the performance of Templeton Pacific Growth Fund's Class C shares to that of the MSCI Pacific Index based on a $10,000 investment from 1/2/97 to 10/31/00.

                             TEMPLETON PACIFIC
          DATE                GROWTH FUND - C        MSCI PACIFIC INDEX
-------------------------------------------------------------------------
        01/02/97                 $ 9,902                 $10,000
        01/31/97                 $ 9,731                 $ 9,160
        02/28/97                 $ 9,764                 $ 9,352
        03/31/97                 $ 9,298                 $ 9,011
        04/30/97                 $ 9,331                 $ 9,200
        05/31/97                 $ 9,987                 $10,102
        06/30/97                 $10,071                 $10,729
        07/31/97                 $10,327                 $10,474
        08/31/97                 $ 8,882                 $ 9,437
        09/30/97                 $ 9,059                 $ 9,402
        10/31/97                 $ 7,102                 $ 8,262
        11/30/97                 $ 6,504                 $ 7,808
        12/31/97                 $ 6,128                 $ 7,466
        01/31/98                 $ 5,734                 $ 7,872
        02/28/98                 $ 6,442                 $ 8,156
        03/31/98                 $ 6,375                 $ 7,707
        04/30/98                 $ 5,967                 $ 7,556
        05/31/98                 $ 5,272                 $ 7,044
        06/30/98                 $ 4,847                 $ 7,032
        07/31/98                 $ 4,820                 $ 6,910
        08/31/98                 $ 4,017                 $ 6,094
        09/30/98                 $ 4,291                 $ 6,075
        10/31/98                 $ 5,222                 $ 7,129
        11/30/98                 $ 5,597                 $ 7,457
        12/31/98                 $ 5,611                 $ 7,666
        01/31/99                 $ 5,429                 $ 7,723
        02/28/99                 $ 5,302                 $ 7,573
        03/31/99                 $ 5,638                 $ 8,529
        04/30/99                 $ 6,780                 $ 9,100
        05/31/99                 $ 6,545                 $ 8,559
        06/30/99                 $ 7,190                 $ 9,349
        07/31/99                 $ 7,170                 $10,062
        08/31/99                 $ 6,995                 $ 9,961
        09/30/99                 $ 6,747                 $10,422
        10/31/99                 $ 6,820                 $10,827
        11/30/99                 $ 7,331                 $11,366
        12/31/99                 $ 8,003                 $12,111
        01/31/00                 $ 7,466                 $11,528
        02/29/00                 $ 7,183                 $11,277
        03/31/00                 $ 7,499                 $12,060
        04/30/00                 $ 6,935                 $11,223
        05/31/00                 $ 6,142                 $10,572
        06/30/00                 $ 6,693                 $11,390
        07/31/00                 $ 6,431                 $10,307
        08/31/00                 $ 6,545                 $10,869
        09/30/00                 $ 5,940                 $10,298
        10/31/00                 $ 5,517                 $ 9,708


Past performance does not guarantee future results.

ADVISOR CLASS (9/20/91 - 10/31/00)**

The following line graph compares the performance of Templeton Pacific Growth Fund's Advisor Class shares to that of the MSCI Pacific Index based on a $10,000 investment from 9/20/91 to 10/31/00.

                            TEMPLETON PACIFIC
                          GROWTH FUND - ADVISOR
          DATE                   CLASS              MSCI PACIFIC INDEX
-------------------------------------------------------------------------
        09/20/91                 $10,000                 $10,000
        09/30/91                 $10,020                 $10,263
        10/31/91                 $10,060                 $10,701
        11/30/91                 $10,000                 $10,015
        12/31/91                 $10,364                 $10,325
        01/31/92                 $10,414                 $ 9,926
        02/29/92                 $10,626                 $ 9,232
        03/31/92                 $10,414                 $ 8,356
        04/30/92                 $10,575                 $ 7,975
        05/31/92                 $11,089                 $ 8,599
        06/30/92                 $11,479                 $ 7,925
        07/31/92                 $10,780                 $ 7,816
        08/31/92                 $10,496                 $ 8,888
        09/30/92                 $10,537                 $ 8,687
        10/31/92                 $11,043                 $ 8,382
        11/30/92                 $10,942                 $ 8,542
        12/31/92                 $10,742                 $ 8,446
        01/31/93                 $10,920                 $ 8,432
        02/28/93                 $11,371                 $ 8,843
        03/31/93                 $11,371                 $ 9,912
        04/30/93                 $12,157                 $11,493
        05/31/93                 $12,744                 $11,830
        06/30/93                 $12,474                 $11,639
        07/31/93                 $12,738                 $12,329
        08/31/93                 $13,501                 $12,695
        09/30/93                 $13,649                 $12,221
        10/31/93                 $15,290                 $12,495
        11/30/93                 $15,216                 $10,735
        12/31/93                 $17,287                 $11,485
        01/31/94                 $17,468                 $12,816
        02/28/94                 $16,913                 $13,148
        03/31/94                 $15,588                 $12,424
        04/30/94                 $15,812                 $12,963
        05/31/94                 $16,550                 $13,273
        06/30/94                 $16,035                 $13,709
        07/31/94                 $16,466                 $13,417
        08/31/94                 $17,198                 $13,652
        09/30/94                 $16,476                 $13,312
        10/31/94                 $16,584                 $13,650
        11/30/94                 $15,346                 $12,890
        12/31/94                 $15,440                 $12,979
        01/31/95                 $14,105                 $12,161
        02/28/95                 $14,745                 $11,862
        03/31/95                 $15,164                 $12,775
        04/30/95                 $15,352                 $13,321
        05/31/95                 $15,936                 $12,791
        06/30/95                 $15,643                 $12,251
        07/31/95                 $16,275                 $13,137
        08/31/95                 $16,075                 $12,644
        09/30/95                 $16,320                 $12,763
        10/31/95                 $15,676                 $12,144
        11/30/95                 $15,687                 $12,743
        12/31/95                 $16,343                 $13,367
        01/31/96                 $17,600                 $13,391
        02/29/96                 $17,529                 $13,242
        03/31/96                 $17,435                 $13,650
        04/30/96                 $18,176                 $14,348
        05/31/96                 $18,199                 $13,728
        06/30/96                 $17,948                 $13,733
        07/31/96                 $17,010                 $13,104
        08/31/96                 $17,347                 $12,761
        09/30/96                 $17,755                 $13,180
        10/31/96                 $17,431                 $12,569
        11/30/96                 $18,440                 $12,913
        12/31/96                 $18,279                 $12,244
        01/31/97                 $17,988                 $11,215
        02/28/97                 $18,060                 $11,451
        03/31/97                 $17,226                 $11,033
        04/30/97                 $17,298                 $11,265
        05/31/97                 $18,521                 $12,368
        06/30/97                 $18,682                 $13,137
        07/31/97                 $19,168                 $12,824
        08/31/97                 $16,510                 $11,554
        09/30/97                 $16,861                 $11,512
        10/31/97                 $13,207                 $10,115
        11/30/97                 $12,090                 $ 9,560
        12/31/97                 $11,418                 $ 9,141
        01/31/98                 $10,675                 $ 9,638
        02/28/98                 $12,025                 $ 9,985
        03/31/98                 $11,901                 $ 9,436
        04/30/98                 $11,158                 $ 9,251
        05/31/98                 $ 9,871                 $ 8,625
        06/30/98                 $ 9,081                 $ 8,609
        07/31/98                 $ 9,044                 $ 8,461
        08/31/98                 $ 7,549                 $ 7,461
        09/30/98                 $ 8,060                 $ 7,438
        10/31/98                 $ 9,816                 $ 8,728
        11/30/98                 $10,539                 $ 9,130
        12/31/98                 $10,559                 $ 9,386
        01/31/99                 $10,231                 $ 9,455
        02/28/99                 $ 9,993                 $ 9,272
        03/31/99                 $10,646                 $10,442
        04/30/99                 $12,822                 $11,142
        05/31/99                 $12,395                 $10,480
        06/30/99                 $13,639                 $11,446
        07/31/99                 $13,589                 $12,320
        08/31/99                 $13,275                 $12,196
        09/30/99                 $12,810                 $12,761
        10/31/99                 $12,961                 $13,256
        11/30/99                 $13,942                 $13,916
        12/31/99                 $15,238                 $14,828
        01/31/00                 $14,232                 $14,115
        02/29/00                 $13,704                 $13,807
        03/31/00                 $14,321                 $14,766
        04/30/00                 $13,265                 $13,742
        05/31/00                 $11,757                 $12,945
        06/30/00                 $12,839                 $13,945
        07/31/00                 $12,335                 $12,619
        08/31/00                 $12,575                 $13,308
        09/30/00                 $11,418                 $12,608
        10/31/00                 $10,608                 $11,886


AVERAGE ANNUAL TOTAL RETURN
10/31/00

ADVISOR CLASS**
--------------------------------------------------------------------------------
1-Year                                                           -18.14%

5-Year                                                            -7.51%

Since Inception (9/20/91)                                         +0.65%




*Source: Morgan Stanley Capital International. The index includes over 400 companies and the five countries of Australia, Hong Kong, Japan, New Zealand and Singapore. The average company has a market capitalization of about $5.1 billion.

**Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class.

Past performance does not guarantee future results.

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Financial Highlights

TEMPLETON PACIFIC GROWTH FUND

                                                                                         CLASS A
                                                            ---------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                            ---------------------------------------------------------------------
                                                             2000           1999           1998           1997           1996
                                                            ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year ....................     $ 10.20        $  7.83        $ 10.88        $ 14.50        $ 14.11
                                                            ---------------------------------------------------------------------
Income from investment operations:
 Net investment income ................................         .03            .01            .13            .14            .12
 Net realized and unrealized gains (losses) ...........       (1.90)          2.42          (2.98)         (3.65)          1.41
                                                            ---------------------------------------------------------------------
Total from investment operations ......................       (1.87)          2.43          (2.85)         (3.51)          1.53
                                                            ---------------------------------------------------------------------
Less distributions from:
 Net investment income ................................          --           (.06)          (.13)          (.11)          (.21)
 Net realized gains ...................................          --             --           (.07)            --           (.93)
                                                            ---------------------------------------------------------------------
Total distributions ...................................          --           (.06)          (.20)          (.11)         (1.14)
                                                            ---------------------------------------------------------------------
Net asset value, end of year ..........................     $  8.33        $ 10.20        $  7.83        $ 10.88        $ 14.50
                                                            =====================================================================
Total return* .........................................      (18.33)%        31.23%        (26.37)%       (24.42)%        11.27%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................     $59,292        $73,160        $42,200        $40,958        $59,740
Ratios to average net assets:
 Expenses .............................................        1.81%          1.92%          1.90%          1.63%          1.52%
 Net investment income ................................         .31%           .10%          1.43%           .97%          1.06%
Portfolio turnover rate ...............................       36.56%         39.33%         19.61%         24.79%         13.48%

*Total return does not reflect sales commissions.

+Based on average weighted shares outstanding effective year ended October 31, 1999.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (continued)


TEMPLETON PACIFIC GROWTH FUND (CONT.)

                                                                                           CLASS C
                                                              ---------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------------------
                                                                   2000              1999              1998              1997+
                                                              ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year ......................      $    10.15        $     7.80        $    10.81        $    15.10
                                                              ---------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) ...........................            (.05)             (.07)              .08               .05
 Net realized and unrealized gains (losses) .............           (1.89)             2.45             (2.92)            (4.31)
                                                              ---------------------------------------------------------------------
Total from investment operations ........................           (1.94)             2.38             (2.84)            (4.26)
                                                              ---------------------------------------------------------------------
Less distributions from:
 Net investment income ..................................              --              (.03)             (.10)             (.03)
 Net realized gains .....................................              --                --              (.07)               --
                                                              ---------------------------------------------------------------------
Total distributions .....................................              --              (.03)             (.17)             (.03)
                                                              ---------------------------------------------------------------------
Net asset value, end of year ............................      $     8.21        $    10.15        $     7.80        $    10.81
                                                              =====================================================================
Total return* ...........................................          (19.11)%           30.61%           (26.47)%          (28.28)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................      $    7,605        $   11,925        $    6,183        $    2,307
Ratios to average net assets:
 Expenses ...............................................            2.60%             2.70%             2.63%             2.48%**
 Net investment income (loss) ...........................            (.51)%            (.71)%             .67%              .93%**
Portfolio turnover rate .................................           36.56%            39.33%            19.61%            24.79%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.

**Annualized.

+For the period January 2, 1997 (effective date) to October 31, 1997.

++Based on average weighted shares outstanding effective year ended October 31, 1999.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (continued)


TEMPLETON PACIFIC GROWTH FUND (CONT.)

                                                                                     ADVISOR CLASS
                                                              ----------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------------
                                                                 2000             1999             1998             1997+
                                                              ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................  $   10.31        $    7.88        $   10.88        $   15.10
                                                              ----------------------------------------------------------------
Income from investment operations:
 Net investment income......................................        .04              .04              .15              .12
 Net realized and unrealized gains (losses).................      (1.91)            2.46            (2.93)           (4.30)
                                                              ----------------------------------------------------------------
Total from investment operations............................      (1.87)            2.50            (2.78)           (4.18)
                                                              ----------------------------------------------------------------
Less distributions from:
 Net investment income......................................         --             (.07)            (.15)            (.04)
 Net realized gains.........................................         --               --             (.07)              --
                                                              ----------------------------------------------------------------
Total distributions.........................................         --             (.07)            (.22)            (.04)
                                                              ----------------------------------------------------------------
Net asset value, end of year................................  $    8.44        $   10.31        $    7.88        $   10.88
                                                              ================================================================
Total return*...............................................     (18.14)%          32.15%          (25.68)%         (27.74)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's).............................  $   1,286        $   7,252        $   1,454        $   1,357
Ratios to average net assets:
 Expenses...................................................       1.61%            1.71%            1.62%            1.48%**
 Net investment income......................................        .33%             .40%            1.78%            1.55%**
Portfolio turnover rate.....................................      36.56%           39.33%           19.61%           24.79%

*Total return is not annualized.

**Annualized.

+For the period January 2, 1997 (effective date) to October 31, 1997.

++Based on average weighted shares outstanding effective year ended October 31, 1999.

                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000

                                                                          SHARES/
 TEMPLETON PACIFIC GROWTH FUND                        COUNTRY            WARRANTS           VALUE
 -----------------------------                        -------            --------           -----
 COMMON STOCKS 65.0%
 AIRLINES 2.0%
 Singapore Airlines Ltd. ....................         Singapore            139,030        $1,393,864
                                                                                          ----------
 AUTOMOBILES .3%
 Tata Engineering & Locomotive Co. Ltd., GDR            India              107,860           175,273
                                                                                          ----------
 BANKS 13.2%
 Australia & New Zealand Banking Group Ltd. .         Australia            106,690           787,762
*Bangkok Bank Public Co. Ltd., fgn. .........         Thailand              93,650            79,843
 Commerce Asset-Holding Bhd. ................         Malaysia             629,260         1,597,989
*Commerce Asset-Holding Bhd., wts., 6/16/02 .         Malaysia              29,500            17,700
 DBS Group Holdings Ltd. ....................         Singapore            170,064         2,005,312
 HSBC Holdings PLC. .........................         Hong Kong            141,920         1,974,371
 Overseas Union Bank Ltd. ...................         Singapore            437,923         2,120,390
*Philippine National Bank ...................        Philippines            76,992            56,446
 Public Finance Bhd., fgn. ..................         Malaysia             214,040           190,383
*Thai Farmers Bank Public Co. Ltd. ..........         Thailand              31,170            14,350
*Thai Farmers Bank Public Co. Ltd., fgn. ....         Thailand             240,030           124,149
                                                                                          ----------
                                                                                           8,968,695
                                                                                          ----------
 CHEMICALS .4%
 Sinopec Shanghai Petrochemical Co. Ltd., H .           China            2,425,000           245,637
                                                                                          ----------
 COMMUNICATIONS EQUIPMENT 1.0%
 VTech Holdings Ltd. ........................         Hong Kong            356,000           668,718
                                                                                          ----------
 COMPUTERS & PERIPHERALS 1.6%
 Creative Technology Ltd. ...................         Singapore             31,500           531,563
 Toshiba Corp. ..............................           Japan               76,000           542,907
                                                                                          ----------
                                                                                           1,074,470
                                                                                          ----------
 CONSTRUCTION & ENGINEERING 1.7%
 Kurita Water Industries Ltd. ...............           Japan               43,000           699,011
 Okumura Corp. ..............................           Japan              163,000           477,699
                                                                                          ----------
                                                                                           1,176,710
                                                                                          ----------
 CONSTRUCTION MATERIALS 2.4%
 Cheung Kong Infrastructure Holdings Ltd. ...         Hong Kong            732,000         1,135,670
 Gujarat Ambuja Cements Ltd., GDR, Reg S ....           India              160,720           445,998
*Union Cement Corp. .........................        Philippines         3,035,580            43,026
                                                                                          ----------
                                                                                           1,624,694
                                                                                          ----------
 DIVERSIFIED FINANCIALS 4.4%
 Hutchison Whampoa Ltd. .....................         Hong Kong            105,070         1,303,423
 Nomura Securities Co. Ltd. .................           Japan               64,000         1,356,901
 Swire Pacific Ltd., A ......................         Hong Kong             52,500           323,787
                                                                                          ----------
                                                                                           2,984,111
                                                                                          ----------
 DIVERSIFIED TELECOMMUNICATION SERVICES 3.6%
 Nippon Telegraph & Telephone Corp. .........           Japan                  135         1,227,722
*Pacific Century Cyberworks Ltd. ............         Hong Kong            341,241           262,523

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)


                                                                             SHARES/
 TEMPLETON PACIFIC GROWTH FUND                        COUNTRY               WARRANTS               VALUE
 -----------------------------                        -------               --------               -----
 COMMON STOCKS (CONT.)
 DIVERSIFIED TELECOMMUNICATION SERVICES (CONT.)
 PT Indosat TBK, ADR ...................             Indonesia                 56,120            $  396,347
 Telecom Corp. of New Zealand Ltd. .....            New Zealand               262,890               582,151
                                                                                                 ----------
                                                                                                  2,468,743
                                                                                                 ----------
 ELECTRIC UTILITIES .4%
 CLP Holdings Ltd. .....................             Hong Kong                 58,000               270,698
                                                                                                 ----------

 ELECTRICAL EQUIPMENT 3.7%
 Johnson Electric Holdings Ltd. ........             Hong Kong              1,264,200             2,512,482
                                                                                                 ----------

 ELECTRONIC EQUIPMENT & INSTRUMENTS 1.3%
 Hitachi Ltd. ..........................               Japan                   83,200               891,510
                                                                                                 ----------

 FOOD PRODUCTS .5%
 Golden Hope Plantations Bhd ...........             Malaysia                 379,180               363,215
                                                                                                 ----------

 GAS UTILITIES .7%
 Gas Authority of India Ltd., GDR, 144A                India                   86,940               456,435
                                                                                                 ----------

 HEALTH CARE PROVIDERS & SERVICES .4%
 Parkway Holdings Ltd. .................             Singapore                128,950               264,437
                                                                                                 ----------

 HOUSEHOLD DURABLES 4.9%
 LG Electronics Inc. ...................            South Korea                39,230               546,633
 Matsushita Electric Industrial Co. Ltd.               Japan                   64,000             1,858,046
 Sony Corp. ............................               Japan                   11,800               942,357
                                                                                                 ----------
                                                                                                  3,347,036
                                                                                                 ----------
 INDUSTRIAL CONGLOMERATES .5%
 SIME Darby Bhd ........................             Malaysia                 275,350               344,912
                                                                                                 ----------

 LEISURE EQUIPMENT & PRODUCTS 1.2%
 Fuji Photo Film Co. Ltd. ..............               Japan                   22,000               816,009
                                                                                                 ----------

 MARINE 1.2%
 Hong Kong Ferry Holdings Co. Ltd. .....             Hong Kong              1,037,000               791,136
                                                                                                 ----------

 MEDIA .3%
 South China Morning Post Ltd. .........             Hong Kong                310,000               212,653
                                                                                                 ----------

 METALS & MINING 2.2%
 BHP Ltd. ..............................             Australia                 60,730               588,438
 Nittetsu Mining Co. Ltd. ..............               Japan                  197,000               386,098
*Onesteel Ltd. .........................             Australia                 15,182                 7,237
 Pohang Iron & Steel Co. Ltd. ..........            South Korea                 9,320               541,584
                                                                                                 ----------
                                                                                                  1,523,357
                                                                                                 ----------
 MULTILINE RETAIL .6%
 Matsuzakaya Co. Ltd. ..................               Japan                  185,000               425,268
 Takashimaya Co. Ltd. ..................               Japan                      551                 4,022
                                                                                                 ----------
                                                                                                    429,290
                                                                                                 ----------

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)


                                                                            SHARES/
 TEMPLETON PACIFIC GROWTH FUND                         COUNTRY             WARRANTS              VALUE
 -----------------------------                         -------             --------              -----
 COMMON STOCKS (CONT.)
 PAPER & FOREST PRODUCTS .5%
 Carter Holt Harvey Ltd. ....................        New Zealand            485,588        $   321,819
 PT Tjiwi Kimia TBK .........................         Indonesia             345,179             27,659
*PT Tjiwi Kimia TBK, wts., 7/15/02 ..........         Indonesia              56,765              2,062
                                                                                           -----------
                                                                                               351,540
                                                                                           -----------
 PHARMACEUTICALS 1.8%
 Ono Pharmaceutical Co. Ltd. ................           Japan                31,000          1,235,003
                                                                                           -----------
 REAL ESTATE 8.3%
 Cheung Kong Holdings Ltd. ..................         Hong Kong             143,300          1,584,750
 City Developments Ltd. .....................         Singapore             531,950          2,454,455
*Filinvest Land Inc. ........................        Philippines          9,485,020            200,270
*Hon Kwok Land Investment Co. Ltd. ..........         Hong Kong           1,414,364             52,591
 New World Development Co. Ltd. .............         Hong Kong             450,664            534,503
 Wheelock and Company Ltd. ..................         Hong Kong           1,117,000            802,041
                                                                                           -----------
                                                                                             5,628,610
                                                                                           -----------
 ROAD & RAIL 1.1%
 East Japan Railway Co. .....................           Japan                   134            769,466
                                                                                           -----------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS .6%
*Hyundai Electronics Industries Co. .........        South Korea             69,890            429,478
                                                                                           -----------
 TEXTILES & APPAREL .1%
 PT Indorama Synthetics .....................         Indonesia             618,372             51,201
                                                                                           -----------
 TRADING COMPANIES & DISTRIBUTORS 2.0%
 Mitsubishi Corp. ...........................           Japan                72,000            593,461
 Samsung Corp. ..............................        South Korea            137,760            762,978
                                                                                           -----------
                                                                                             1,356,439
                                                                                           -----------
 TRANSPORTATION INFRASTRUCTURE .4%
 Road King Infrastructure Ltd. ..............         Hong Kong             577,520            244,364
*Road King Infrastructure Ltd., wts., 9/05/03         Hong Kong             115,504              4,443
                                                                                           -----------
                                                                                               248,807
                                                                                           -----------
 WIRELESS TELECOMMUNICATION SERVICES 1.7%
 SK Telecom Co. Ltd., ADR ...................        South Korea             45,465          1,139,467
 Smartone Telecommunications Holdings Ltd. ..         Hong Kong              18,500             27,397
                                                                                           -----------
                                                                                             1,166,864
                                                                                           -----------
 TOTAL COMMON STOCKS (COST $48,100,816) .....                                               44,241,493
                                                                                           -----------


                                                                          PRINCIPAL
                                                                          AMOUNT**
                                                                          --------
 SHORT TERM INVESTMENT (COST $4,932,356) 7.2%
 U.S. Treasury Bill, 6.165%, 1/18/01 ..........        United States     $5,000,000         4,933,375
                                                                                           ----------
 TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
    (COST $53,033,172) ........................                                            49,174,868
                                                                                           ----------

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)


                                                                                                    PRINCIPAL
   TEMPLETON PACIFIC GROWTH FUND                                                 COUNTRY            AMOUNT**             VALUE
   -----------------------------                                                 -------            --------             -----
(a)REPURCHASE AGREEMENTS 7.3%
   Deutsche Bank Securities, 6.58%, 11/01/00 (Maturity Value $2,500,457)
    Collateralized by U.S. Treasury Notes and Bonds ....................      United States        $ 2,500,000        $ 2,500,000
   Lehman Securities Inc., 6.55%, 11/01/00 (Maturity Value $2,500,455)
    Collateralized by U.S. Treasury Notes and Bonds ....................      United States          2,500,000          2,500,000
                                                                                                                      -----------
   TOTAL REPURCHASE AGREEMENTS (COST $5,000,000) .......................                                                5,000,000
                                                                                                                      -----------
   TOTAL INVESTMENTS (COST $58,033,172) 79.5% ..........................                                               54,174,868
   OTHER ASSETS, LESS LIABILITIES 20.5% ................................                                               14,008,115
                                                                                                                      -----------
   TOTAL NET ASSETS 100.0% .............................................                                              $68,182,983
                                                                                                                      ===========

*    Non-income producing securities.
**   Securities denominated in U.S. dollars.
(a) At October 31, 2000, all repurchase agreements held by the Fund had been entered into on the last business day of the month.


                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights



TEMPLETON FOREIGN SMALLER COMPANIES FUND


                                                                                      CLASS A
                                                     -------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                     -------------------------------------------------------------------------
                                                     2000            1999             1998               1997             1996
                                                     ----            ----             ----               ----             ----
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year ........        $ 14.43         $  12.33          $  15.06          $  14.18          $ 13.23
                                                   -------         --------          --------          --------          -------
Income from investment operations:
 Net investment income ....................            .31              .24               .26               .27              .35
 Net realized and unrealized gains (losses)           (.05)            2.13             (2.08)             1.64             1.88
                                                   -------         --------          --------          --------          -------
Total from investment operations ..........            .26             2.37             (1.82)             1.91             2.23
                                                   -------         --------          --------          --------          -------
Less distributions from:
 Net investment income ....................           (.27)            (.27)             (.24)             (.32)            (.25)
 Net realized gains .......................             --               --              (.67)             (.71)           (1.03)
                                                   -------         --------          --------          --------          -------
Total distributions .......................           (.27)            (.27)             (.91)            (1.03)           (1.28)
                                                   -------         --------          --------          --------          -------
Net asset value, end of year ..............        $ 14.42         $  14.43          $  12.33          $  15.06          $ 14.18
                                                   =======         ========          ========          ========          =======

Total return* .............................           1.71%           19.51%           (12.64)%           14.25%           18.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........        $99,179         $102,684          $113,964          $121,619          $67,967
Ratios to average net assets:
 Expenses .................................           1.58%            1.65%             1.48%             1.48%            1.53%
 Expenses, excluding waiver and payments
   by affiliate ...........................           1.58%            1.65%             1.50%             1.58%            1.53%
 Net investment income ....................           1.99%            1.78%             1.23%             2.01%            2.50%
Portfolio turnover rate ...................          37.22%           18.76%            22.82%            33.62%           40.46%


*  Total return does not reflect sales commissions.
+ Based on average weighted shares outstanding effective year ended October 31, 1999.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (continued)



TEMPLETON FOREIGN SMALLER COMPANIES FUND (CONT.)

                                                                       CLASS B
                                                        --------------------------------------
                                                           YEAR ENDED          PERIOD ENDED
                                                        OCTOBER 31, 2000     OCTOBER 31, 1999+
                                                        ----------------     -----------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year .............            $ 14.35              $ 12.44
                                                            -------              -------
Income from investment operations:
 Net investment income .........................                .22                  .08
 Net realized and unrealized gains (losses) ....               (.08)                1.89
                                                            -------              -------
Total from investment operations ...............                .14                 1.97
                                                            -------              -------
Less distributions from net investment income...               (.21)                (.06)
                                                            -------              -------
Net asset value, end of year ...................            $ 14.28              $ 14.35
                                                            =======              =======

Total return* ..................................                .91%               15.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................            $   482              $   201
Ratios to average net assets:
 Expenses ......................................               2.37%                1.99%**
 Net investment income .........................               1.42%                 .59%**
Portfolio turnover rate ........................              37.22%               18.76%


* Total return does not reflect the contingent deferred sales charge and is not annualized.
** Annualized.
+  For the period January 1, 1999 (effective date) to October 31, 1999.
++ Based on average weighted shares outstanding.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (continued)



TEMPLETON FOREIGN SMALLER COMPANIES FUND (CONT.)

                                                                                CLASS C
                                                           --------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                           --------------------------------------------------
                                                              2000                1999                 1998+
                                                           --------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year .............            $ 14.36              $ 12.32              $ 14.23
                                                            -------              -------              -------
Income from investment operations:
 Net investment income .........................                .18                  .13                  .01
 Net realized and unrealized gains (losses) ....               (.04)                2.11                (1.92)
                                                            -------              -------              -------
Total from investment operations ...............                .14                 2.24                (1.91)
                                                            -------              -------              -------
Less distributions from net investment income ..               (.17)                (.20)                  --
                                                            -------              -------              -------
Net asset value, end of year ...................            $ 14.33              $ 14.36              $ 12.32
                                                            =======              =======              =======

Total return* ..................................                .94%               18.46%              (13.42)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................            $   894              $   631              $   450
Ratios to average net assets:
 Expenses ......................................               2.36%                2.40%                2.54%**
 Net investment income .........................               1.18%                 .94%                1.08%**
Portfolio turnover rate ........................              37.22%               18.76%               22.82%


* Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
** Annualized.
+  For the period July 1, 1998 (effective date) to October 31, 1998.
++ Based on average weighted shares outstanding effective year ended October 31, 1999.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (continued)



TEMPLETON FOREIGN SMALLER COMPANIES FUND (CONT.)

                                                                                    ADVISOR CLASS
                                                               -----------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                               -----------------------------------------------------
                                                               2000            1999            1998            1997+
                                                               ----            ----            ----            -----
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year ..................        $ 14.45          $12.34         $ 15.09          $14.00
                                                             -------          ------         -------          ------
Income from investment operations:
 Net investment income ..............................            .35             .26             .32             .20
 Net realized and unrealized gains (losses) .........           (.05)           2.14           (2.13)            .98
                                                             -------          ------         -------          ------
Total from investment operations ....................            .30            2.40           (1.81)           1.18
                                                             -------          ------         -------          ------
Less distributions from:
 Net investment income ..............................           (.30)           (.29)           (.27)           (.09)
 Net realized gains .................................             --              --            (.67)             --
                                                             -------          ------         -------          ------
Total distributions .................................           (.30)           (.29)           (.94)           (.09)
                                                             -------          ------         -------          ------
Net asset value, end of year ........................        $ 14.45          $14.45         $ 12.34          $15.09
                                                             =======          ======         =======          ======

Total return* .......................................           2.01%          19.81%         (12.55)%          8.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................        $10,708          $9,841         $12,402          $3,726
Ratios to average net assets:
 Expenses ...........................................           1.38%           1.43%           1.31%           1.24%**
 Expenses, excluding waiver and payments
  by affiliate ......................................           1.38%           1.43%           1.33%           1.36%**
 Net investment income ..............................           2.31%           1.94%           1.43%           2.66%**
Portfolio turnover rate .............................          37.22%          18.76%          22.82%          33.62%


*  Total return is not annualized.
** Annualized.
+  For the period January 2, 1997 (effective date) to October 31, 1997.
++ Based on average weighted shares outstanding effective year ended October 31,
   1999.
                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000

 TEMPLETON FOREIGN SMALLER COMPANIES FUND          COUNTRY                SHARES           VALUE
 ----------------------------------------          -------                ------           -----
 COMMON STOCKS 82.0%
 AIRLINES .5%
*Grupo Aeroportuario del Sereste, B,
   ADR ..................................           Mexico                38,800        $  577,150
                                                                                        ----------
 AUTO COMPONENTS 1.3%
 Laird Group PLC .......................        United Kingdom           351,900         1,394,969
                                                                                        ----------
 BANKS 6.0%
 Banco de Andalucia SA .................            Spain                 10,000           219,444
 Banco de Valencia SA ..................            Spain                 36,517           264,638
 Bank Austria AG, 144A .................           Austria                24,250         1,310,339
 Dah Sing Financial Holdings Ltd. ......          Hong Kong              549,600         2,360,734
 Erste Bank der Oester Sparkassen AG ...           Austria                25,565         1,040,108
 Laurentian Bank of Canada .............            Canada                92,100         1,477,411
                                                                                        ----------
                                                                                         6,672,674
                                                                                        ----------
 BEVERAGES .4%
 Grupo Continental SA ..................            Mexico               405,000           478,188
                                                                                        ----------

 BUILDING PRODUCTS 3.0%
 Caradon PLC ...........................        United Kingdom           542,794         1,489,633
 Uralita SA ............................            Spain                149,431           782,746
 Zehnder Holding AG, Br ................         Switzerland               1,820         1,037,484
                                                                                        ----------
                                                                                         3,309,863
                                                                                        ----------
 CHEMICALS 4.0%
 Elementis PLC .........................        United Kingdom           705,000           747,299
 Energia e Industrias Aragonesas
   Eia SA ..............................            Spain                196,000           760,875
 McBride PLC ...........................        United Kingdom         1,160,160         1,406,653
 Sarna Kunststoff Holding AG ...........         Switzerland                 330           348,701
 Schuttersveld NV ......................         Netherlands              42,295           553,872
 Yule Catto & Company PLC ..............        United Kingdom           286,600           582,622
                                                                                        ----------
                                                                                         4,400,022
                                                                                        ----------
 COMMERCIAL SERVICES & SUPPLIES 5.0%
 Arcadis NV ............................         Netherlands             189,602         1,366,009
 GTC Transcontinental Group Ltd., B ....            Canada               200,000         2,291,626
 Observer AB, B ........................            Sweden                49,200           643,234
 Samas-Groep NV ........................         Netherlands              49,150           537,409
*Stepstone ASA .........................            Norway               306,434           668,847
                                                                                        ----------
                                                                                         5,507,125
                                                                                        ----------
 COMMUNICATIONS EQUIPMENT .7%
 VTech Holdings Ltd. ...................          Hong Kong              429,000           805,843
                                                                                        ----------

 CONSTRUCTION & ENGINEERING 2.3%
 Fives-Lille Cie De ....................            France                16,530         1,232,955
 Leighton Holdings Ltd. ................          Australia              368,490         1,277,535
                                                                                        ----------
                                                                                         2,510,490
                                                                                        ----------
 CONSTRUCTION MATERIALS 1.6%
 Gujarat Ambuja Cements Ltd. ...........            India                403,350         1,153,167
*Siam City Cement Public Co. Ltd., fgn..           Thailand              284,513           672,715
                                                                                        ----------
                                                                                         1,825,882
                                                                                        ----------

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)


 TEMPLETON FOREIGN SMALLER COMPANIES FUND                                 COUNTRY               SHARES            VALUE
 ----------------------------------------                                 -------               ------            -----
 COMMON STOCKS (CONT.)
 DIVERSIFIED FINANCIALS 3.0%
 Athlon Groep NV ..............................................         Netherlands              66,820        $  722,118
 BPI-Socieda de Gestora Participacoes Socias SA ...............           Portugal              359,040         1,165,556
*BPI-Socieda de Gestora Participacoes Socias SA, rts., 11/13/00           Portugal              359,040            50,594
 Housing Development Finance Corp. Ltd. .......................            India                133,780         1,344,941
                                                                                                               ----------
                                                                                                                3,283,209
                                                                                                               ----------
 ELECTRIC UTILITIES .5%
 Guangdong Electric Power Development Co. Ltd., B .............            China              1,520,632           598,574
                                                                                                               ----------
 ELECTRICAL EQUIPMENT 1.0%
 Twentsche Kabel Holdings NV ..................................         Netherlands              37,711         1,144,307
                                                                                                               ----------
 ELECTRONIC EQUIPMENT & INSTRUMENTS 3.0%
 Dae Duck Electronics Co. Ltd. ................................         South Korea              13,560           108,480
 Kardex AG, Br. ...............................................         Switzerland               5,857         2,377,849
 Varitronix International Ltd. ................................          Hong Kong              760,000           872,152
                                                                                                               ----------
                                                                                                                3,358,481
                                                                                                               ----------
 FOOD & DRUG RETAILING 1.0%
 North West Company Fund ......................................            Canada               148,750         1,061,596
                                                                                                               ----------
 FOOD PRODUCTS 2.2%
 Geest PLC ....................................................        United Kingdom           218,700         1,725,961
 Perkins Foods PLC ............................................        United Kingdom           729,200           772,951
                                                                                                               ----------
                                                                                                                2,498,912
                                                                                                               ----------
 GAS UTILITIES .7%
 Gas Authority of India Ltd., GDR, 144A .......................            India                142,500           748,125
                                                                                                               ----------
 HEALTH CARE EQUIPMENT & SUPPLIES 1.4%
*Medison Co. Ltd. .............................................         South Korea             157,000           585,213
 Moulin International Holdings Ltd. ...........................          Hong Kong           12,285,000           945,109
                                                                                                               ----------
                                                                                                                1,530,322
                                                                                                               ----------
 HEALTH CARE PROVIDERS & SERVICES 2.6%
 Apothekers Cooperatie OPG VA .................................         Netherlands              55,550         1,344,255
 Gehe AG ......................................................           Germany                43,980         1,593,613
                                                                                                               ----------
                                                                                                                2,937,868
                                                                                                               ----------
 HOUSEHOLD DURABLES 3.1%
 Bang & Olufsen Holding AS, B .................................           Denmark                32,970         1,607,001
 Guangdong Kelon Electrical Holdings Ltd., H, 144A ............            China                440,000            81,804
 Konka Group Co. Ltd., B ......................................            China                362,736           249,759
 Techtronic Industries Co. Ltd. ...............................          Hong Kong            6,266,000         1,542,578
                                                                                                               ----------
                                                                                                                3,481,142
                                                                                                               ----------
 INDUSTRIAL CONGLOMERATES 2.9%
 Aalberts Industries NV .......................................         Netherlands              71,680         1,670,792
 Cookson Group PLC ............................................        United Kingdom           564,000         1,547,831
                                                                                                               ----------
                                                                                                                3,218,623
                                                                                                               ----------

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)

 TEMPLETON FOREIGN SMALLER COMPANIES FUND                                      COUNTRY                SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 INSURANCE 1.7%
 Mutual Risk Management Ltd. .........................................        Bermuda                101,550         $1,840,594
                                                                                                                     ----------
 INTERNET SOFTWARE & SERVICES .1%
*Sohu.com Inc. .......................................................         China                  37,500            113,672
                                                                                                                     ----------
 MACHINERY 4.4%
 Draka Holding NV ....................................................      Netherlands               16,600            970,139
 METSO OYJ ...........................................................        Finland                162,660          1,240,837
 Swisslog Holding AG .................................................      Switzerland                2,650          1,459,040
 Weir Group PLC ......................................................     United Kingdom            414,100          1,262,720
                                                                                                                     ----------
                                                                                                                      4,932,736
                                                                                                                     ----------
 MARINE 5.9%
 Koninklijke Nedlloyd Groep NV .......................................      Netherlands               69,660          1,293,062
*Neptune Orient Lines Ltd. ...........................................       Singapore             1,081,000            917,511
 Orient Overseas International Ltd. ..................................       Hong Kong             4,167,000          1,709,736
 Sea Containers Ltd., A ..............................................     United Kingdom             63,900          1,373,850
 Stolt Nielsen SA, ADR ...............................................         Norway                 66,800          1,235,800
                                                                                                                     ----------
                                                                                                                      6,529,959
                                                                                                                     ----------
 METALS & MINING 1.0%
 Iluka Resources Ltd. ................................................       Australia               520,100          1,086,046
                                                                                                                     ----------

 MULTILINE RETAIL 4.0%
 Debenhams PLC .......................................................     United Kingdom            374,900          1,160,879
 SA des Galeries Lafayette ...........................................         France                 20,600          3,319,258
                                                                                                                     ----------
                                                                                                                      4,480,137
                                                                                                                     ----------
 OIL & GAS 1.7%
 Fletcher Challenge Energy Ltd. ......................................      New Zealand              584,720          1,914,383
                                                                                                                     ----------
 PHARMACEUTICALS .9%
 Ono Pharmaceutical Co. Ltd. .........................................         Japan                  26,000          1,035,809
                                                                                                                     ----------
 REAL ESTATE .4%
*Corporacion Geo SA, Series B ........................................         Mexico                404,000            458,434
                                                                                                                     ----------
 ROAD & RAIL 1.4%
 Stagecoach Holdings PLC .............................................     United Kingdom          1,177,110          1,187,912
*Transportes Azkar SA ................................................         Spain                  67,770            413,582
                                                                                                                     ----------
                                                                                                                      1,601,494
                                                                                                                     ----------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS .2%
*ST Assembly Test Services Ltd., ADR..................................       Singapore                11,500            193,344
                                                                                                                     ----------
 SPECIALTY RETAIL 8.7%
 Best Denki Co. Ltd. .................................................         Japan                 137,000            767,873
 Bilia AB, A .........................................................         Sweden                115,500            907,747
 Danske Traelast AS ..................................................        Denmark                 16,000          1,649,006
 Dickson Concepts International Ltd. .................................       Hong Kong             1,374,000            695,888
 Giordano International Ltd. .........................................       Hong Kong             7,834,000          4,595,473
 Lex Service PLC .....................................................     United Kingdom            196,000          1,114,219
                                                                                                                     ----------
                                                                                                                      9,730,206
                                                                                                                     ----------

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)

 TEMPLETON FOREIGN SMALLER COMPANIES FUND                                     COUNTRY              SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   TEXTILES & APPAREL 3.6%
   Gamma Holding NV .................................................       Netherlands              16,800        $    595,932
   Li & Fung Ltd. ...................................................        Hong Kong            1,502,000           2,792,502
  *Tefron Ltd. ......................................................         Israel                 87,020             636,334
                                                                                                                   ------------
                                                                                                                      4,024,768
                                                                                                                   ------------
   TRADING COMPANIES & DISTRIBUTORS 1.8%
   Internatio-Muller NV .............................................       Netherlands              62,500           1,218,427
   Samsung Corp. ....................................................       South Korea             138,230             765,582
                                                                                                                   ------------
                                                                                                                      1,984,009
                                                                                                                   ------------
   TOTAL COMMON STOCKS (COST $88,382,129) ...........................                                                91,268,956
                                                                                                                   ------------
   PREFERRED STOCKS 3.6%
   Hugo Boss AG, pfd. ...............................................         Germany                 7,210           1,866,973
   Telemig Celular Participacoes SA, ADR, pfd........................         Brazil                 19,218           1,008,940
   Weg SA, pfd. .....................................................         Brazil              1,755,900           1,085,649
                                                                                                                   ------------
   TOTAL PREFERRED STOCKS (COST $2,273,437) .........................                                                 3,961,562
                                                                                                                   ------------

                                                                                                 PRINCIPAL
                                                                                                  AMOUNT**
                                                                                                -----------
   SHORT TERM INVESTMENT (COST $3,649,944) 3.3%
   U.S. Treasury Bill, 6.165%, 1/18/01 .............................         United States        $3,700,00           3,650,697
                                                                                                                   ------------
   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $94,305,510)                                                 98,881,215
                                                                                                                   ------------
(a)REPURCHASE AGREEMENTS 9.7%
   Deutsche Bank AG, 6.58%, 11/01/00 (Maturity Value $5,400,987)
    Collateralized by U.S. Treasury Notes and Bonds ................         United States        5,400,000           5,400,000
   Lehman Brothers Inc., 6.55%, 11/01/00 (Maturity Value $5,400,983)
    Collateralized by U.S. Treasury Notes and Bonds ................         United States        5,400,000           5,400,000
                                                                                                                   ------------
   TOTAL REPURCHASE AGREEMENTS (COST $ 10,800,000) .................                                                 10,800,000
                                                                                                                   ------------
   TOTAL INVESTMENTS (COST $105,105,510) 98.6% .....................                                                109,681,215
   OTHER ASSETS, LESS LIABILITIES 1.4% .............................                                                  1,582,069
                                                                                                                   ------------
   TOTAL NET ASSETS 100.0% .........................................                                               $111,263,284
                                                                                                                   ============

 * Non-income producing securities.

** Securities denominated in U.S. dollars.

(a)At October 31, 2000, all repurchase agreements held by the fund had been entered into on the last business day of the month.

                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

                                                                                         TEMPLETON               TEMPLETON
                                                                                          PACIFIC             FOREIGN SMALLER
                                                                                         GROWTH FUND           COMPANIES FUND
                                                                                     -----------------------------------------
Assets:
 Investments in securities:
  Cost ........................................................................         $ 53,033,172          $ 94,305,510
                                                                                    -----------------------------------------
  Value .......................................................................           49,174,868            98,881,215
Repurchase agreement, at value and cost .......................................            5,000,000            10,800,000
 Cash .........................................................................              242,586                50,089
 Receivables:
  Investment securities sold ..................................................                   --               168,078
  Beneficial shares sold ......................................................           14,065,858             2,035,491
  Dividends and interest ......................................................               60,613               269,399
                                                                                     -----------------------------------------
     Total assets .............................................................           68,543,925           112,204,272
                                                                                     -----------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .............................................                   --                81,977
  Beneficial shares redeemed ..................................................              181,657               608,341
  To affiliates ...............................................................              129,254               185,022
  To shareholders .............................................................                3,139                    --
 Accrued expenses .............................................................               46,892                65,648
                                                                                     -----------------------------------------
     Total liabilities ........................................................              360,942               940,988
                                                                                     -----------------------------------------
Net assets, at value ..........................................................         $ 68,182,983          $111,263,284
                                                                                     =========================================
Net assets consist of:
 Undistributed net investment income ..........................................         $    150,046          $  1,871,318
 Net unrealized appreciation (depreciation) ...................................           (3,858,304)            4,575,705
 Accumulated net realized gain (loss) .........................................           (5,826,441)              579,553
 Beneficial shares ............................................................           77,717,682           104,236,708
                                                                                     -----------------------------------------
Net assets, at value ..........................................................         $ 68,182,983          $111,263,284
                                                                                     =========================================

                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2000

                                                                                                 TEMPLETON        TEMPLETON
                                                                                                  PACIFIC       FOREIGN SMALLER
                                                                                                GROWTH FUND     COMPANIES FUND
                                                                                                -------------------------------
CLASS A:
 Net assets, at value.................................................................          $59,292,057     $  99,179,404
                                                                                                ==============================
 Shares outstanding ..................................................................            7,120,298         6,878,063
                                                                                                ==============================
 Net asset value per share ...........................................................          $      8.33     $       14.42
                                                                                                ==============================
 Maximum offering price per share (Net asset value per share / 94.25%) ...............          $      8.84     $       15.30
                                                                                                ==============================
CLASS B:
 Net asset, at value .................................................................                          $     481,750
                                                                                                                ==============
 Shares outstanding ..................................................................                                 33,735
                                                                                                                ==============
 Net asset value and maximum offering price per share* ...............................                          $       14.28
                                                                                                                ==============
CLASS C:
 Net assets, at value ................................................................          $ 7,605,400     $     894,368
                                                                                                ==============================
 Shares outstanding ..................................................................              926,468            62,417
                                                                                                ==============================
 Net asset value per share* ..........................................................          $      8.21     $       14.33
                                                                                                ==============================
 Maximum offering price per share (Net asset value per share / 99.00%) ...............          $      8.29     $       14.47
                                                                                                ==============================
ADVISOR CLASS:
 Net assets, at value ................................................................          $ 1,285,526     $  10,707,762
                                                                                                ==============================
 Shares outstanding ..................................................................              152,350           741,277
                                                                                                ==============================
 Net asset value and maximum offering price per share ................................          $      8.44     $       14.45
                                                                                                ==============================

*Redemption price per share is equal to net asset value less any applicable sales charge.

                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000

                                                                                        TEMPLETON                TEMPLETON
                                                                                         PACIFIC               FOREIGN SMALLER
                                                                                       GROWTH FUND             COMPANIES FUND
                                                                                      ------------------------------------------
Investment Income:
 Dividends* ...................................................................         $  1,352,849          $  3,547,920
 Interest .....................................................................              232,591               562,959
                                                                                      ------------------------------------------
     Total investment income ..................................................            1,585,440             4,110,879
                                                                                      ------------------------------------------
Expenses:
 Management fees (Note 3) .....................................................              750,029             1,132,346
 Distribution fees (Note 3)
  Class A .....................................................................              124,257               207,809
  Class B .....................................................................                   --                 4,383
  Class C .....................................................................              107,752                 9,199
 Transfer agent fees (Note 3) .................................................              231,300               295,800
 Custodian fees ...............................................................               63,500                51,300
 Reports to shareholders ......................................................               38,000                45,600
 Registration and filing fees .................................................              105,500                34,956
 Professional fees ............................................................               13,300                12,300
 Trustees' fees and expenses ..................................................                3,700                 7,800
                                                                                      ------------------------------------------
 Other ........................................................................                1,915                 1,383
     Total expenses ...........................................................            1,439,253             1,802,876
                                                                                      ------------------------------------------
      Net investment income ...................................................              146,187             2,308,003
                                                                                      ------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
Investments ...................................................................              766,337            14,598,828
Foreign currency transactions .................................................                3,861               (50,315)
                                                                                      ------------------------------------------
 Net realized gain ............................................................              770,198            14,548,513
 Net unrealized depreciation on investments ...................................           (4,169,015)          (11,824,278)
                                                                                      ------------------------------------------
Net realized and unrealized gain (loss) .......................................           (3,398,817)            2,724,235
                                                                                      ------------------------------------------
Net increase (decrease) in net assets resulting from operations ...............         $ (3,252,630)         $  5,032,238
                                                                                      ==========================================


*Net of foreign taxes of $113,816 and $327,984 for the Pacific Growth Fund and Foreign Smaller Companies Fund, respectively.


                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2000 AND 1999

                                                                     TEMPLETON                             TEMPLETON
                                                                PACIFIC GROWTH FUND               FOREIGN SMALLER COMPANIES FUND
                                                          -------------------------------------------------------------------------
                                                               2000               1999              2000                  1999
                                                          -------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ......................     $     146,187     $      (3,065)      $   2,308,003        $   2,114,539
  Net realized gain (loss) from investments and
   foreign currency transactions ....................           770,198           104,347          14,548,513           (5,652,897)
  Net unrealized appreciation (depreciation)
   on investments ...................................        (4,169,015)       17,711,991         (11,824,278)          24,688,618
                                                          -------------------------------------------------------------------------
       Net increase (decrease) in net assets
         resulting from operations ..................        (3,252,630)       17,813,273           5,032,238           21,150,260
  Distributions to shareholders from:
   Net investment income:
    Class A .........................................                --          (300,300)         (1,763,733)          (2,246,219)
    Class B .........................................                --                --              (4,990)                (317)
    Class C .........................................                --           (26,778)             (9,121)              (7,818)
    Advisor Class ...................................                --            (8,257)           (212,793)            (198,057)
                                                          -------------------------------------------------------------------------
  Total distributions to shareholders ...............                --          (335,335)         (1,990,637)          (2,452,411)
  Beneficial share transactions (Note 2):
   Class A ..........................................       (11,738,363)       15,916,675          (6,646,240)         (28,393,015)
   Class B ..........................................                --                --             297,472              196,595
   Class C ..........................................        (2,777,205)        3,739,284             285,857              118,168
   Advisor Class ....................................        (6,385,974)        5,366,059             928,319           (4,079,946)
                                                          -------------------------------------------------------------------------
  Total beneficial share transactions ...............       (20,901,542)       25,022,018          (5,134,592)         (32,158,198)
       Net increase (decrease) in net assets ........       (24,154,172)       42,499,956          (2,092,991)         (13,460,349)
  Net assets:
   Beginning of year ................................        92,337,155        49,837,199         113,356,275          126,816,624
                                                          -------------------------------------------------------------------------
   End of year ......................................     $  68,182,983     $  92,337,155       $ 111,263,284        $ 113,356,275
                                                          =========================================================================
  Undistributed net investment income included in
   net assets:
      End of year ...................................     $     150,046     $          --       $   1,871,318        $   1,293,703
                                                          =========================================================================


                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements


1. SIGNIFICANT ACCOUNTING POLICIES


Franklin Templeton International Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company, consisting of two Funds. The Funds and their investment policies are:

Templeton Pacific Growth Fund -- Seeks to achieve long-term capital growth by investing, under normal market conditions, at least 65% of its total assets in equity securities that trade on Pacific Rim markets as defined in the Fund's prospectus, and are issued by companies that have their principal activities in the Pacific Rim.

Templeton Foreign Smaller Companies Fund -- Seeks to achieve long-term capital growth by investing, under normal market conditions, at least 65% of its total assets in equity securities of smaller capitalization companies outside the United States.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Funds purchase or sell foreign securities they will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (continued)

1. SIGNIFICANT ACCOUNTING POLICIES (CONT.)

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS: (CONT.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. BENEFICIAL SHARES

The classes of shares offered within each of the Funds are indicated below. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

        FUND                                                CLASS
        ------------------------------------------------------------------------
        Templeton Pacific Growth Fund                       A, C & Advisor
        Templeton Foreign Smaller Companies Fund            A, B, C & Advisor

At October 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:


                                                              TEMPLETON                                  TEMPLETON
CLASS A SHARES:                                          PACIFIC GROWTH FUND                   FOREIGN SMALLER COMPANIES FUND
                                                    ----------------------------------------------------------------------------
                                                       SHARES            AMOUNT                 SHARES                AMOUNT
                                                    ----------------------------------------------------------------------------
Year ended October 31, 2000
Shares sold ..................................       82,695,936      $ 824,492,810           40,601,117          $ 629,952,891
Shares issued on reinvestment of distributions               --                 --              103,437              1,558,181
Shares redeemed ..............................      (82,745,286)      (836,231,173)         (40,943,186)          (638,157,312)
                                                    ----------------------------------------------------------------------------
Net decrease .................................          (49,350)     $ (11,738,363)            (238,632)         $  (6,646,240)
                                                    ============================================================================

Year ended October 31, 1999
Shares sold ..................................       33,071,521      $ 317,841,820           11,706,921          $ 163,733,450
Shares issued on reinvestment of distributions           32,336            261,576              161,671              2,027,136
Shares redeemed ..............................      (31,324,839)      (302,186,721)         (13,997,159)          (194,153,601)
                                                    ----------------------------------------------------------------------------
Net increase (decrease) ......................        1,779,018      $  15,916,675           (2,128,567)         $ (28,393,015)
                                                    ============================================================================

FRANKLIN TEMPLETON INTERNATIONAL TRUST

2. BENEFICIAL SHARES (CONT.)

                                                                                                       TEMPLETON
                                                                                             FOREIGN SMALLER COMPANIES FUND
                                                                                           ----------------------------------
CLASS B SHARES:                                                                                SHARES              AMOUNT
                                                                                           ----------------------------------
Year ended October 31, 2000
Shares sold ..................................................................                  24,753           $  373,853
Shares issued on reinvestment of distributions ...............................                     289                4,348
Shares redeemed ..............................................................                  (5,288)             (80,729)
                                                                                           ----------------------------------
Net increase .................................................................                  19,754           $  297,472
                                                                                           ==================================

For the period ended October 31, 1999+
Shares sold ..................................................................                  15,528           $  219,412
Shares issued on reinvestment of distributions ...............................                      15                  218
Shares redeemed ..............................................................                  (1,562)             (23,035)
                                                                                           ----------------------------------
Net increase .................................................................                  13,981           $  196,595
                                                                                           ==================================

+ Effective date of Class B shares was January 1, 1999.



                                                                       TEMPLETON                               TEMPLETON
                                                                  PACIFIC GROWTH FUND                 FOREIGN SMALLER COMPANIES FUND
                                                              ----------------------------------------------------------------------
CLASS C SHARES:                                                 SHARES          AMOUNT                 SHARES             AMOUNT
                                                              ----------------------------------------------------------------------
Year ended October 31, 2000
Shares sold ...........................................        3,068,804     $ 31,768,714              469,911         $  7,278,245
Shares issued on reinvestment of distributions ........               --               --                  537                8,095
Shares redeemed .......................................       (3,317,099)     (34,545,919)            (451,942)          (7,000,483)
                                                              ----------------------------------------------------------------------
Net increase (decrease) ...............................         (248,295)    $ (2,777,205)              18,506         $    285,857
                                                              ======================================================================
Year ended October 31, 1999
Shares sold ...........................................        1,762,300     $ 17,204,215               82,420         $  1,070,968
Shares issued on reinvestment of distributions ........            3,045           24,607                  579                7,207
Shares redeemed .......................................       (1,383,677)     (13,489,538)             (75,620)            (960,007)
                                                              ----------------------------------------------------------------------
Net increase ..........................................          381,668     $  3,739,284                7,379         $    118,168
                                                              ======================================================================
ADVISOR CLASS SHARES:
Year ended October 31, 2000
Shares sold ...........................................        1,466,324     $ 14,980,018              315,759         $  4,931,871
Shares issued on reinvestment of distributions ........               --               --               12,803              192,583
Shares redeemed .......................................       (2,017,062)     (21,365,992)            (268,275)          (4,196,135)
                                                              ----------------------------------------------------------------------
Net increase (decrease) ...............................         (550,738)    $ (6,385,974)              60,287         $    928,319
                                                              ======================================================================
Year ended October 31, 1999
Shares sold ...........................................        1,851,074     $ 17,373,701              478,789         $  6,810,287
Shares issued on reinvestment of distributions ........            1,003            8,160               14,987              188,697
Shares redeemed .......................................       (1,333,463)     (12,015,802)            (817,593)         (11,078,930)
                                                              ----------------------------------------------------------------------
Net increase (decrease) ...............................          518,614     $  5,366,059             (323,817)        $ (4,079,946)
                                                              ======================================================================

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES


Certain officers of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter, and transfer agent, respectively.

The Funds pay an investment management fee to Advisers based on the average daily net assets of each Fund as follows:


      ANNUALIZED
       FEE RATE             AVERAGE DAILY NET ASSETS
        1.00%             First $100 million
        0.90%             Over $100 million, up to and including $250 million
        0.80%             Over $250 million, up to and including $500 million
        0.75%             Over $500 million

Under a subadvisory agreement, Templeton Investment Counsel, Inc., a wholly-owned subsidiary of Franklin Resources, Inc., provides subadvisory services to the Funds and receives from Advisers fees based on the average daily net assets of each Fund as follows:

        ANNUALIZED
         FEE RATE           AVERAGE DAILY NET ASSETS
           0.50%          First $100 million
           0.40%          Over $100 million, up to and including $250 million
           0.30%          Over $250 million, up to and including $500 million
           0.25%          Over $500 million

Templeton Pacific Growth Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25% and 1.00% per year of the average daily net assets of Class A and Class C shares, respectively. Templeton Foreign Smaller Companies Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively.

Distributors received net commissions on sales of Fund shares and paid commissions to other dealers for the year ended October 31, 2000 as follows:

                                          TEMPLETON                TEMPLETON
                                           PACIFIC              FOREIGN SMALLER
                                         GROWTH FUND            COMPANIES FUND
        Total commissions received......  $ 303,634               $  223,803
        Paid to other dealers...........  $ 317,116               $  301,852


4. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)

The cost of securities for income tax purposes is $58,048,285 for Templeton Pacific Growth Fund and $105,590,135 for Templeton Foreign Smaller Companies Fund. At October 31, 2000, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                   TEMPLETON        TEMPLETON
                                                    PACIFIC      FOREIGN SMALLER
                                                  GROWTH FUND    COMPANIES FUND
    Unrealized appreciation..................... $  9,966,224     $ 19,992,991
    Unrealized depreciation.....................  (13,839,641)     (15,901,911)
                                                 -----------------------------
    Net unrealized appreciation (depreciation).. $ (3,873,417)    $  4,091,080
                                                 =============================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, and foreign currency transactions.

At October 31, 2000, the Funds had tax basis capital losses which may be carried over to offset future capital gains as follows:

                                                  TEMPLETON         TEMPLETON
                                                   PACIFIC       FOREIGN SMALLER
                                                 GROWTH FUND     COMPANIES FUND
        Capital loss carryover expiring in:
        2006....................................  $5,811,328        $       --


5. INVESTMENT TRANSACTION

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2000 were as follows:


                                 TEMPLETON                  TEMPLETON
                                  PACIFIC                FOREIGN SMALLER
                                GROWTH FUND              COMPANIES FUND
        Purchases.............  $26,440,469                $39,249,104
        Sales.................  $52,066,985                $58,439,047

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Independent Auditors' Report


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS


In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting the Franklin Templeton International Trust (hereafter referred to as the "Trust") at October 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
November 21, 2000

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Tax Designation

TEMPLETON PACIFIC GROWTH FUND


At October 31, 2000, more than 50% of the Templeton Pacific Growth Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund to Class A, Class C, and Advisor Class shareholders of record on December 14, 2000.

                                             CLASS A                           CLASS C                       ADVISOR CLASS
                                   -------------------------------------------------------------------------------------------------
                                    FOREIGN            FOREIGN         FOREIGN          FOREIGN        FOREIGN           FOREIGN
                                    TAX PAID        SOURCE INCOME      TAX PAID      SOURCE INCOME     TAX PAID        SOURCE INCOME
COUNTRY                            PER SHARE          PER SHARE       PER SHARE        PER SHARE      PER SHARE          PER SHARE
------------------------------------------------------------------------------------------------------------------------------------
Australia.......................    $0.0018            $0.0098         $0.0018          $0.0000        $0.0018           $0.0141
China...........................     0.0000             0.0014          0.0000           0.0000         0.0000            0.0021
Hong Kong.......................     0.0000             0.0189          0.0000           0.0000         0.0000            0.0271
India...........................     0.0000             0.0024          0.0000           0.0000         0.0000            0.0034
Indonesia.......................     0.0015             0.0019          0.0015           0.0000         0.0015            0.0028
Japan...........................     0.0043             0.0057          0.0043           0.0000         0.0043            0.0083
Malaysia........................     0.0014             0.0025          0.0014           0.0000         0.0014            0.0037
New Zealand.....................     0.0022             0.0029          0.0022           0.0000         0.0022            0.0043
Singapore.......................     0.0080             0.0065          0.0080           0.0000         0.0080            0.0094
South Korea.....................     0.0008             0.0009          0.0008           0.0000         0.0008            0.0013
Thailand........................     0.0011             0.0022          0.0011           0.0000         0.0011            0.0032
                                   -------------------------------------------------------------------------------------------------
TOTAL............................   $0.0211            $0.0551         $0.0211          $0.0000        $0.0211           $0.0797
                                   =================================================================================================


In January 2001, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2000. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
TAX DESIGNATION (continued)

TEMPLETON FOREIGN SMALLER COMPANIES FUND


Under Section 852(b)(3)(C) of the Internal Revenue Code, the fund hereby designates $600,113 as a capital gain dividend for the fiscal year ended October 31, 2000.

At October 31, 2000, more than 50% of the Templeton Foreign Smaller Companies Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund to Class A, Class B, Class C, and Advisor Class shareholders of record on December 14, 2000.


                                CLASS A                     CLASS B                    CLASS C                  ADVISOR CLASS
                         -----------------------------------------------------------------------------------------------------------
                          FOREIGN      FOREIGN       FOREIGN      FOREIGN       FOREIGN       FOREIGN       FOREIGN       FOREIGN
                         TAX PAID   SOURCE INCOME   TAX PAID   SOURCE INCOME   TAX PAID    SOURCE INCOME    TAX PAID   SOURCE INCOME
COUNTRY                  PER SHARE    PER SHARE     PER SHARE    PER SHARE     PER SHARE     PER SHARE     PER SHARE     PER SHARE
------------------------------------------------------------------------------------------------------------------------------------
Australia...............  $0.0016      $0.0167       $0.0016      $0.0126       $0.0016       $0.0118       $0.0016       $0.0182
Austria.................   0.0012       0.0048        0.0012       0.0036        0.0012        0.0034        0.0012        0.0053
Bermuda.................   0.0000       0.0234        0.0000       0.0176        0.0000        0.0166        0.0000        0.0255
Brazil..................   0.0057       0.0223        0.0057       0.0168        0.0057        0.0158        0.0057        0.0243
Canada..................   0.0042       0.0167        0.0042       0.0126        0.0042        0.0118        0.0042        0.0182
China...................   0.0000       0.0078        0.0000       0.0059        0.0000        0.0055        0.0000        0.0085
Denmark.................   0.0013       0.0050        0.0013       0.0038        0.0013        0.0036        0.0013        0.0055
France..................   0.0008       0.0041        0.0008       0.0031        0.0008        0.0029        0.0008        0.0044
Germany.................   0.0005       0.0032        0.0005       0.0024        0.0005        0.0023        0.0005        0.0035
Hong Kong...............   0.0000       0.0536        0.0000       0.0403        0.0000        0.0380        0.0000        0.0583
India...................   0.0000       0.0150        0.0000       0.0113        0.0000        0.0106        0.0000        0.0163
Indonesia...............   0.0005       0.0018        0.0005       0.0013        0.0005        0.0013        0.0005        0.0019
Italy...................   0.0012       0.0048        0.0012       0.0036        0.0012        0.0034        0.0012        0.0052
Japan...................   0.0008       0.0030        0.0008       0.0023        0.0008        0.0021        0.0008        0.0033
Luxembourg..............   0.0002       0.0013        0.0002       0.0010        0.0002        0.0009        0.0002        0.0014
Mexico..................   0.0001       0.0006        0.0001       0.0004        0.0001        0.0004        0.0001        0.0006
Netherlands.............   0.0091       0.0357        0.0091       0.0269        0.0091        0.0253        0.0091        0.0389
Norway..................   0.0008       0.0044        0.0008       0.0033        0.0008        0.0031        0.0008        0.0048
Portugal................   0.0010       0.0030        0.0010       0.0022        0.0010        0.0021        0.0010        0.0032
South Africa............   0.0000       0.0045        0.0000       0.0034        0.0000        0.0032        0.0000        0.0049
South Korea.............   0.0003       0.0010        0.0003       0.0007        0.0003        0.0007        0.0003        0.0011
Spain...................   0.0028       0.0112        0.0028       0.0085        0.0028        0.0080        0.0028        0.0122
Sweden..................   0.0011       0.0042        0.0011       0.0031        0.0011        0.0030        0.0011        0.0045
Switzerland.............   0.0023       0.0090        0.0023       0.0068        0.0023        0.0064        0.0023        0.0098
Thailand................   0.0003       0.0018        0.0003       0.0014        0.0003        0.0013        0.0003        0.0020
United Kingdom..........   0.0111       0.0738        0.0111       0.0556        0.0111        0.0521        0.0111        0.0802
                         -----------------------------------------------------------------------------------------------------------
TOTAL                     $0.0469      $0.3327       $0.0469      $0.2505       $0.0469       $0.2356       $0.0469       $0.3620
                         ===========================================================================================================

FRANKLIN TEMPLETON INTERNATIONAL TRUST
TAX DESIGNATION (continued)

TEMPLETON FOREIGN SMALLER COMPANIES FUND (cont.)


In January 2001, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2000. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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